Exhibit 10.1 Execution Version THE LOANS ARE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY FOR THE LOANS, PLEASE CONTACT DUSTIN WEBER, CHIEF FINANCIAL OFFICER, (203) 698-0090 $100,000,000 CREDIT AGREEMENT Dated as of December 27, 2023 Among APA GENERATION HOLDINGS, LLC, as Borrower, THE LENDERS FROM TIME TO TIME PARTY HERETO, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS .....................1 Section 1.1 Defined Terms .....................................................................................................1 Section 1.2 UCC Terms ........................................................................................................31 Section 1.3 Accounting Terms and Principles .....................................................................32 Section 1.4 Interpretation .....................................................................................................32 ARTICLE II THE FACILITIES ....................................................................................................33 Section 2.1 The Loans ..........................................................................................................33 Section 2.2 Commitment. .....................................................................................................34 Section 2.3 Repayment of Loans ..........................................................................................34 Section 2.4 Prepayments ......................................................................................................34 Section 2.5 Yield Maintenance Premium .............................................................................36 Section 2.6 Interest ...............................................................................................................37 Section 2.7 Agency Fees ......................................................................................................38 Section 2.8 Application of Payments ...................................................................................38 Section 2.9 Payments and Computations .............................................................................39 Section 2.10 Evidence of Debt ...............................................................................................39 Section 2.11 Increased Costs ..................................................................................................41 Section 2.12 Taxes .................................................................................................................42 Section 2.13 Substitution of Lenders .....................................................................................45 Section 2.14 Add-On Debt .....................................................................................................46 ARTICLE III CONDITIONS PRECEDENT ................................................................................48 Section 3.1 Conditions Precedent to .....................................................................................48 Section 3.2 Determinations of Borrowing Conditions .........................................................50 Section 3.3 Conditions Precedent to Funding ......................................................................50 ARTICLE IV REPRESENTATIONS AND WARRANTIES ......................................................51 Section 4.1 Organization, Power and Authority ...................................................................51 Section 4.2 Authorization, Etc .............................................................................................51 Section 4.3 Disclosure ..........................................................................................................51 Section 4.4 Organization and Ownership of Shares of Subsidiaries; Affiliates ...................52 Section 4.5 Compliance with Laws, Other Instruments, Etc ................................................52 Section 4.6 Governmental Authorizations, Etc ....................................................................53 Section 4.7 Litigation; Observance of Statutes and Orders ..................................................53 Section 4.8 Taxes .................................................................................................................53 Section 4.9 Title to Property; Leases ....................................................................................54 Section 4.10 Licenses, Permits, Intellectual Property, Etc .....................................................54 Section 4.11 Compliance with Employee Benefit Plans ........................................................54 Section 4.12 Use of Proceeds; Margin Regulations ...............................................................54 Section 4.13 Existing Indebtedness; Future Liens .................................................................55

TABLE OF CONTENTS (continued) Page ii Section 4.14 Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ...................55 Section 4.15 Status under Certain Statutes .............................................................................56 Section 4.16 Security Documents ..........................................................................................56 Section 4.17 Environmental Matters ......................................................................................57 Section 4.18 Material Project Documents ..............................................................................57 Section 4.19 Solvency ............................................................................................................58 Section 4.20 No Default or Event of Default .........................................................................58 Section 4.21 No Material Adverse Effect ..............................................................................58 Section 4.22 No Construction Projects ...................................................................................58 ARTICLE V REPORTING COVENANTS ..................................................................................58 Section 5.1 Financial and Business Information ..................................................................58 Section 5.2 Officer’s Compliance Certificate ......................................................................61 Section 5.3 Visitation ...........................................................................................................62 Section 5.4 Certain Qualifications ........................................................................................62 Section 5.5 Lenders Meetings ..............................................................................................64 ARTICLE VI AFFIRMATIVE COVENANTS. ...........................................................................64 Section 6.1 Compliance with Laws ......................................................................................64 Section 6.2 Insurance ...........................................................................................................64 Section 6.3 Maintenance of Properties .................................................................................64 Section 6.4 Payment of Taxes and Claims ...........................................................................65 Section 6.5 Legal Existence, Etc ..........................................................................................65 Section 6.6 Books and Records ............................................................................................65 Section 6.7 Further Instruments and Acts ............................................................................65 Section 6.8 Separateness ......................................................................................................66 Section 6.9 Compliance with Organizational Documents ....................................................66 Section 6.10 Use of Proceeds .................................................................................................66 Section 6.11 Priority of Obligations .......................................................................................67 Section 6.12 Distribution of Cash ..........................................................................................67 Section 6.13 Ultimate Parent Development Subsidiaries .......................................................67 Section 6.14 Additional Guarantors .......................................................................................67 Section 6.15 Additional Collateral .........................................................................................68 Section 6.16 Further Assurance ..............................................................................................68 Section 6.17 Post-Closing Matters .........................................................................................68 ARTICLE VII NEGATIVE COVENANTS ..................................................................................68 Section 7.1 Transactions with Affiliates ..............................................................................68 Section 7.2 Merger, Consolidation, Etc ...............................................................................69 Section 7.3 Line of Business ................................................................................................69 Section 7.4 Sanctions: Anti-Corruption Laws; Anti-Money Laundering Laws ...................69 Section 7.5 Liens ..................................................................................................................69 Section 7.6 Indebtedness ......................................................................................................71 Section 7.7 Restricted Payments ..........................................................................................74

TABLE OF CONTENTS (continued) Page iii Section 7.8 Capital Expenditures .........................................................................................74 Section 7.9 Asset Sales .........................................................................................................75 Section 7.10 Permitted Investments .......................................................................................75 Section 7.11 Accounting Changes ..........................................................................................75 Section 7.12 Burdensome Agreements ..................................................................................75 Section 7.13 Actions under Organizational Documents ........................................................76 Section 7.14 Speculative Swap Agreements ..........................................................................76 Section 7.15 Actions under Senior Indebtedness and Omnibus Facility ...............................76 Section 7.16 Permitted Activities of the Holding Companies ................................................76 Section 7.17 Control Agreements ..........................................................................................77 Section 7.18 Anti-Layering Covenant ....................................................................................77 ARTICLE VIII EVENTS OF DEFAULT .....................................................................................77 Section 8.1 Event of Default ................................................................................................77 Section 8.2 Remedies ...........................................................................................................80 Section 8.3 Application of Proceeds ....................................................................................81 ARTICLE IX THE ADMINISTRATIVE AGENT .......................................................................82 Section 9.1 Appointment and Duties ....................................................................................82 Section 9.2 Binding Effect ...................................................................................................83 Section 9.3 Use of Discretion ...............................................................................................83 Section 9.4 Reliance and Liability .......................................................................................84 Section 9.5 Administrative Agent Individually ....................................................................86 Section 9.6 Lender Credit Decision .....................................................................................86 Section 9.7 Expenses; Indemnities .......................................................................................87 Section 9.8 Resignation of Administrative Agent ................................................................87 Section 9.9 Release of Collateral .........................................................................................88 Section 9.10 [Reserved] .........................................................................................................89 Section 9.11 Platform .............................................................................................................89 Section 9.12 Erroneous Payments ..........................................................................................90 ARTICLE X MISCELLANEOUS ................................................................................................92 Section 10.1 Amendments, Waivers, etc ................................................................................92 Section 10.2 Assignments and Participations; Binding Effect ...............................................94 Section 10.3 Costs and Expenses ...........................................................................................96 Section 10.4 Indemnities ........................................................................................................97 Section 10.5 Survival .............................................................................................................98 Section 10.6 Limitation of Liability for Certain Damages .....................................................98 Section 10.7 Debtor-Creditor Relationship ............................................................................98 Section 10.8 Right of Setoff ...................................................................................................98 Section 10.9 Sharing of Payments, etc ...................................................................................99 Section 10.10 Marshaling; Payments Set Aside .......................................................................99 Section 10.11 Notices .............................................................................................................100 Section 10.12 Governing Law ................................................................................................100

TABLE OF CONTENTS
(continued)

Page

Section 10.13 Jurisdiction 100
Section 10.14 Waiver of Jury Trial 101
Section 10.15 Severability..102
Section 10.16 Execution in Counterparts 102
Section 10.17 Entire Agreement 102
Section 10.18 Use of Name 102
Section 10.19 Non-Public Information; Confidentiality 102
Section 10.20 Patriot Act Notice 104
Section 10.21 Electronic Execution of Credit Documents 104

iv

v SCHEDULES Schedule I – Commitments Schedule II – Addresses for Notices Schedule 4.4 Ownership of Group Member Subsidiaries Schedule 4.7 Litigation Schedule 4.13(a) Existing Material Indebtedness and Tax Equity Financings Schedule 4.13(b) Existing Prohibited Liens Schedule 4.13(c) Existing Restrictions on Indebtedness Schedule 6.17 Post-Closing Matters Schedule 7.5 Existing Liens Schedule 7.6(a) Existing Indebtedness Schedule 7.10 Existing Investments Schedule 7.12 Burdensome Agreements Schedule 10.2 Borrower Competitors EXHIBITS Exhibit A – Form of Assignment Exhibit B – Form of Note Exhibit C – Form of Notice of Borrowing Exhibit D – Form of Compliance Certificate Exhibit E – Form of Guaranty Agreement Exhibit F – Form of Security Agreement

This CREDIT AGREEMENT, dated as of December 27, 2023, is entered into among APA Generation Holdings, LLC, a Delaware limited liability company, (the “Borrower”), the Lenders (as defined below), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent for the Secured Parties (in such capacities, and together with its successors and permitted assigns in such capacities, the “Administrative Agent”). The parties hereto agree as follows: ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings: “Accounting Changes” has the meaning assigned to such term in Section 1.3. “Add-On Debt Facility” and “Add-On Debt Facilities” have the meanings assigned to such terms in Section 2.14(a). “Add-On Debt Request” has the meaning assigned to such term in Section 2.14(a). “Add-On Effective Date” has the meaning assigned to such term in Section 2.14(b)(i). “Add-On Lenders” has the meaning assigned to such term in Section 2.14(a). “Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement. “Affected Lender” has the meaning specified in Section 2.13(a). “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Borrower. “Agency Fee Letter” means that certain fee letter agreement dated as of the Closing Date between the Borrower and the Administrative Agent. “Agreement” means this Credit Agreement as in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

2 “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act and the Beneficial Ownership Regulation. “APAF Borrower” means APA Finance, LLC, a Delaware limited liability company, and its successors or assigns and any borrower under the APAF Facility as refinanced. “APAF Debt Service Coverage Ratio” means the “Debt Service Coverage Ratio” as defined in the APAF Facility as in effect on the Closing Date. “APAF Facilities” means the APAF Facility, APAFII Facility and the APAFIII Facility, collectively. “APAF Facility” means that certain Amended and Restated Credit Agreement dated as of August 25, 2021, by and among, inter alios, the APAF Borrower and BISF Agent LLC. “APAF Holdings” means APAF Finance Holdings, LLC, a Delaware limited liability company. “APAFII” means APA Finance II, LLC, a Delaware limited liability company, and its successors or assigns and any borrower under the APAFII Facility as refinanced. “APAFII Facility” has the meaning provided in Section 7.6(b)(ii). “APAFII Loan Parties” means APAFII and its Subsidiaries. “APAFIII” means APA Finance III, LLC, a Delaware limited liability company, and its successors or assigns and any borrower under the APAFIII Facility as refinanced. “APAFIII Debt Service Coverage Ratio” means the “Debt Service Coverage Ratio” as defined in the APAFIII Facility as in effect on the Closing Date. “APAFIII Facility” has the meaning provided in Section 7.6(b)(iii). “APAFIII Holdings” means APAF Financing III, LLC, a Delaware limited liability company. “APAFIII Loan Parties” means APAFIII and its Subsidiaries. “APAG Borrower” means APA Generation, LLC, a Delaware limited liability company, and its successors or assigns and any borrower under the APAG Facility as refinanced. “APAG Borrower Available Cash” means “Borrower Available Cash” under and as defined in the APAG Facility as in effect on the Closing Date. “APAG Debt Service Coverage Ratio” means the “Debt Service Coverage Ratio” as defined in the APAG Facility as in effect on the Closing Date.

3 “APAG Facility” means that certain Credit Agreement dated as of December 19, 2022, by and among, inter alios, APA Generation, LLC and Citibank, N.A., together with any Permitted Refinancing thereof. “APAG Leverage Ratio” means the “Leverage Ratio” as defined in the APAG Facility as in effect on the Closing Date. “APAG Parent Guarantees” means each of (a) that certain Guaranty Agreement, dated as of December 19, 2022, by the Ultimate Parent in favor of Citibank, N.A., as collateral agent, and (b) that certain Amended and Restated Pledge Agreement dated on or prior to the Closing Date, between the Borrower, Holdings, and Citibank, N.A., as collateral agent. “APAM” means Altus Power America Management, LLC, a Delaware limited liability company. “Applicable Rate” means, initially, eight and one-half percent (8.50%) per annum; provided, that, (a) if after the Closing Date any Applicable Rate Step-Up Triggering Event occurs, the Applicable Rate shall automatically be increased effective upon the occurrence of such event to ten and one-half percent (10.50%) per annum, (b) if after any increase of the Applicable Rate pursuant to the foregoing clause (a) of this definition, any Applicable Rate Step-Down Triggering Event occurs, the Applicable Rate shall automatically be decreased to the initial rate of eight and one-half percent (8.50%) per annum, and (c) the foregoing initial rate, step-up, and step-down shall be subject to adjustment pursuant to the MFN Protection. Each increase of the Applicable Rate pursuant to clause (a) of this definition shall have retroactive effect to the date that is the last day of the applicable test period for which the applicable Applicable Rate Step-Up Triggering Event occurred (each of which Applicable Rate Step-Up Triggering Events, the Borrower shall provide written notice to the Administrative Agent and the Lenders of within one (1) Business Day after any Group Member’s knowledge thereof). Each decrease of the Applicable Rate pursuant to clause (b) of this definition shall be effective on the date on which the Borrower has delivered the evidence and certifications required under the definition of the term Applicable Rate Step-Down Triggering Event. “Applicable Rate Step-Down Triggering Event” means, after the occurrence of any Applicable Step-Up Triggering Event, the delivery to the Administrative Agent and the Lenders (including by distribution via the Platform at the Borrower’s request) of evidence and certification by a Responsible Officer of the Borrower (including reasonably detailed supporting calculations and financial statements as of the last day of the most recently ended Fiscal Quarter) that each of the following conditions are satisfied as of the last day of the most recently ended Fiscal Quarter: (a) the APAG Leverage Ratio as determined under the APAG Facility as in effect on the Closing Date is less than or equal to 6.50:1.00 (as calculated pursuant to the definitive documentation of the APAG Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation); (b) the APAG Debt Service Coverage Ratio as determined under the APAG Facility as in effect on the Closing Date is greater than or equal to 1.50:1.00 (as calculated pursuant to the

4 definitive documentation of the APAG Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation); (c) the APAF Debt Service Coverage Ratio as determined under the APAF Facility is greater than or equal to 1.10:1.00 (in each case as calculated pursuant to the definitive documentation of the APAF Facilities as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation); and (d) the APAFIII Debt Service Coverage Ratio as determined under the APAFIII Facility is greater than or equal to 1.10:1.00 (as calculated pursuant to the definitive documentation of the APAFIII Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation). “Applicable Rate Step-Up Triggering Event” means the occurrence of any of the following: (a) Any of the financial covenants set forth in the APAG Facility as in effect on the Closing Date is breached or waived, cured or otherwise modified or terminated in a manner resulting in actual or allowed increased APAG Leverage Ratio above 6.50:1.00 or resulting in an actual or allowed reduced APAG Debt Service Coverage Ratio below 1.50:1.00 (in each case as calculated pursuant to the definitive documentation of the APAG Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation); (b) Any of the financial covenants set forth in the APAF Facility as in effect on the Closing Date is breached or waived, cured or otherwise modified or terminated in a manner resulting in an actual or allowed reduced APAF Debt Service Coverage Ratio below 1.10:1.00 (in each case as calculated pursuant to the definitive documentation of the APAF Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation); or (c) Any of the financial covenants set forth in the APAFIII Facility as in effect on the Closing Date is breached, waived, cured or otherwise modified or terminated in a manner resulting in an actual or allowed reduced APAFIII Debt Service Coverage Ratio below 1.10:1.00 (in each case as calculated pursuant to the definitive documentation of the APAFIII Facility as in effect on the Closing Date without giving effect to the effect of any cure amount in such calculation). “Approved Fund” means any Fund, investor, entity or account that is managed, sponsored, advised, sub-advised or administered by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or affiliate of an entity that manages, administers, advises or sub-advises a Lender, including any limited partner or investor in any of the foregoing persons or entities described in clauses (a) or (b) of this definition. “Asset Sale” means any sale, issuance, conveyance, transfer, lease or other disposition (collectively, a “disposition”), directly or indirectly, in one or a series of related transactions of the properties or assets of the Borrower and its Subsidiaries to another Person, other than any disposition of cash or Cash Equivalents.

5 “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any prospective assignee thereof in accordance with Section 10.2, in substantially the form of Exhibit A. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Blackstone Structured Products” means Blackstone Structured Products Advisors LP. “Blackstone Structured Products Affiliates” means Affiliates of Blackstone Structured Products within the structured products group of the credit focused division of The Blackstone Group Inc. “Blocked Person” means any person that is subject of Sanctions, including: (a) identified on any Sanctions-related list of designated Persons, (b) organized, domiciled or resident in any jurisdiction that is the subject of comprehensive or sectoral Sanctions (including, as of the Closing Date, Belarus, Crimea, Cuba, Iran, North Korea, Russia, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic), or (c) an agent, department or instrumentality of, or any Person that is otherwise 50% or more owned by, or controlled by or acting on behalf of, directly or indirectly, any Person described in clause (a) or (b). “Borrower” has the meaning assigned to such term in the preamble of this Agreement. “Borrower Available Cash” means distributions received by the Borrower in cash for the most recent Measurement Period, excluding (a) the proceeds of any extraordinary receipts, including cash payments or proceeds received (i) from any disposition by the Borrower or any of its Subsidiaries, (ii) under any casualty insurance policy in respect of a covered loss thereunder or (iii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking and (b) any cash that is derived from (i) cash grants and similar items to the Borrower or its Subsidiaries, (ii) any incurrence of Indebtedness by the Borrower or its Subsidiaries, (iii) any issuance of Equity Interests by the Borrower or its Subsidiaries or (iv) any capital contribution to the Borrower or its Subsidiaries; provided that if the Borrower has acquired or disposed of any Equity Interests in a Project Company or the Borrower or any of its Subsidiaries (including any Project Company) has acquired or disposed of any property with a value in excess of $5,000,000 at any time after the first day of such Measurement Period, the determinations of Borrower Available Cash shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of such Measurement Period (as determined in the good faith reasonable judgment of the Borrower). “Borrower Competitor” means, on any date, any Person (other than any Loan Party or any Loan Party’s Affiliates or Subsidiaries) that (a) is engaged, directly or indirectly, as one of its principal businesses in owning, leasing (as lessor) and/or operating one or more Clean Energy Systems, and (b) either (x) is listed on Schedule 10.2 as of the Closing Date, or (y) has been (i) designated by the Borrower as a “Borrower Competitor” after the Closing Date by written notice to the Administrative Agent (which written notice shall specify such Person by exact legal name)

6 and the Lenders (including by the Administrative Agent posting to the Platform at the Borrower’s request) and (ii) approved by the Required Lenders within three Business Days of receipt thereof by the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed and it being agreed that if the Required Lenders fail to respond within such three Business Day period, such request shall be deemed accepted); provided that, notwithstanding the foregoing, “Borrower Competitor” shall exclude (A) any Lender or any Affiliate of a Lender, (B) any Person that the Borrower has designated as no longer being a “Borrower Competitor” by written notice delivered to the Administrative Agent from time to time, (C) any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business that is managed, sponsored, or advised by any Person Controlling, Controlled by or under common Control with such Borrower Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Borrower Competitor or Controlling owner (x) makes any investment decisions for such debt fund or (y) has access to any confidential information (other than publicly available information) relating to Holdings and its Subsidiaries, and (D) any private equity firm, investment fund or other vehicle or any of its Affiliates (other than a portfolio company that is described in clause (a) of this definition and is a direct competitor of a Group Member). “Business Day” means any day of the year that is not a Saturday, Sunday or a day on which banks are required or authorized to close in New York City or any day on which banking institutions or trust companies in New York City are authorized or obligated by law, regulation or executive order to remain closed. “Capital Expenditures” means with respect to any Person, expenditures and costs (whether paid in cash or accrued as liabilities) by such Person for the construction, acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) that are required to be capitalized under GAAP on a balance sheet of such Person. “Capital Lease” means with respect to any Person, expenditures and costs (whether paid in cash or accrued as liabilities) by such Person for the construction, acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) that are required to be capitalized under GAAP on a balance sheet of such Person. “Cash Collateral Account” means any Controlled Deposit Account and any Controlled Securities Account. “Cash Equivalents” means: (a) U.S. Dollars, (b) securities issued or directly and fully guaranteed or insured by the government of the United States, or the government of any nation having one of the two highest rating categories obtainable from Moody’s and S&P, or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, readily marketable direct obligations issued

7 by any state of the United States or any political subdivision thereof, having one of the two highest rating categories obtainable from Moody’s and S&P, (c) certificates of deposit with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any Lender or any bank which is a member of the Federal Reserve System and organized under the laws of the United States, any state thereof or the District of Columbia or a branch of a foreign bank located in the United States, in each case, having at the date of acquisition thereof combined net capital and surplus in excess of $1,000,000,000 (or its equivalent in any other currency or currencies as of the date of such investment), and that has a rating of at least A2 or better from S&P (in the case of instruments with a maturity of six months or less) or a rating of at least BBB+ or better from S&P (in the case of instruments having a maturity of greater than six months), (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b), (c) and (d) above entered into with any financial institution meeting the qualifications specified in clause (d) above, (e) commercial paper having one of the two highest ratings obtainable from Moody’s and S&P and, in each case, maturing within one year after the date of acquisition, and (f) money market funds; provided that at least 95% of the assets of such funds constitute Cash Equivalents of the kinds described in clauses (a) through (f) of this definition. “Cash Management Services” shall mean any one or more of the following types of services or facilities: (i) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, employee credit card programs, electronic funds transfer services, or e-payables, (ii) treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items, and interstate depository network services), (iii) any other demand deposit or operating account relationships or other cash management services, and (iv) and other services related, ancillary or complementary to the foregoing. “Change in Law” means the occurrence, after the date hereof, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

8 “Change of Control” means the occurrence of any event or series of events by which, (a) Ultimate Parent shall fail to own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate Equity Interests representing at least one hundred percent (100.0%) of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of any of the other Holding Companies; (b) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) shall have acquired beneficial ownership of over fifty percent (50.0%) on a fully diluted basis of the voting interest in Ultimate Parent’s Equity Interests; (c) the Borrower shall fail to directly own in the aggregate Equity Interests representing at least one hundred percent (100.0%) of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of any of APAF Holdings, APAFII, APAFIII Holdings, or Fit LA Holdings; (d) Holdings shall fail to directly own in the aggregate Equity Interests representing at least one hundred percent (100.0%) of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of any of PASS, APAM, or the Omnibus Holdco; or (e) the direct or indirect sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the respective consolidated assets of (i) any of the Holding Companies and its Subsidiaries, (ii) APAF Holdings and its Subsidiaries, (iii) APAFII and its Subsidiaries, (iv) APAFIII Holdings and its Subsidiaries, or (v) Fit LA Holdings and its Subsidiaries, (vi) PASS and its Subsidiaries, (vii) APAM, or (viii) the Omnibus Holdco and its Subsidiaries, in each case to any Person. “Change of Control Premium” has the meaning set forth in Section 2.5(b). “Charges” has the meaning set forth in Section 2.6(d). “Clean Energy System” means a solar energy generating installation that uses solar fuel source, in each case, whether commercial, municipal, residential or utility scale in nature. “Closing Checklist” means the checklist of closing items provided to the Borrower prior to the Closing Date and in form and substance reasonably satisfactory to the Initial Lenders. “Closing Date” means December 27, 2023. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Loan Parties in or upon which a Lien is granted or purported to be granted pursuant to any Loan Document. “Commitment” means, as of any time of determination with respect to any Lender, the commitment of such Lender to make Loans to the Borrower, which commitments of the Initial Lenders as of the Closing Date are the amounts, if any, set forth opposite such Initial Lenders’ respective names on Schedule I under the caption “Initial Term Loan Commitment”. “Compliance Certificate” means a certificate substantially in the form of Exhibit D.

9 “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, with respect to any Person, the accounts of such Person and its Subsidiaries consolidated in accordance with GAAP. “Contractual Obligation” means, with respect to any Person, any provision of any Security issued by such Person or of any agreement or undertaking (other than a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” have meanings correlative to the foregoing. “Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Required Lenders and the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the applicable Loan Party, effective to grant “control” (as defined under the applicable UCC) over such account to the Administrative Agent on behalf of the Secured Parties. “Controlled Deposit Account” means each deposit account (including all funds on deposit therein) that is the subject of an effective Control Agreement and that is maintained by a Loan Party with a financial institution approved by the Required Lenders (such approval not to be unreasonably withheld or delayed). “Controlled Entity” means (a) any of the Subsidiaries of the Borrower and any of their or the Borrower’s respective Controlled Affiliates, (b) Holdings and its Controlled Affiliates and (c) the Ultimate Parent and its Controlled Affiliates. “Controlled Securities Account” means each securities account or commodity account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets) that is the subject of an effective Control Agreement and that is maintained by a Loan Party with a securities intermediary or commodity intermediary approved by the Required Lenders (such approval not to be unreasonably withheld or delayed). “Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, including all registrations and recordations thereof and all applications in connection therewith. “CPPIB Lenders” means, collectively, (a) the Initial Lenders that are Affiliates or Approved Funds of CPPIB Credit Investments Inc. and (b) their respective successors and assigns that are Affiliates or Approved Funds of CPPIB Credit Investments Inc.

10 “Declining Lender” has the meaning specified in Section 2.4(b). “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default. “Default Rate” has the meaning specified in Section 2.6(c). “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any Security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, event of loss, or asset sale or event of default so long as any rights of the holders thereof upon the occurrence of a change of control, event of loss, asset sale or event of default shall be subject to the prior repayment in full of the Obligations and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control, event of loss, asset sale or event of default so long as any rights of the holders thereof upon the occurrence of a change of control, event of loss, asset sale or event of default shall be subject to the prior repayment in full of the Obligations and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date at the time of issuance of such Equity Interests; provided that, if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors, officers, managers or consultants of the Borrower (or any direct or indirect parent thereof), or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations. “Dollars” and the sign “$” each mean the lawful money of the United States of America. “Domestic Subsidiary” means each Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof or the District of Columbia. “Eligible Assignee” means (a) any Lender, any Affiliate of any Lender and any Approved Fund (any two or more Approved Funds being treated as a single Eligible Assignee for all purposes hereof), (b) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and extends credit or buys loans as one of its businesses, and (c) any other Person (other than a natural person) approved by the Borrower in writing (so long as no Default or Event of Default has occurred and is continuing, it being understood that (i) such Borrower consent shall not be unreasonably withheld, conditioned or delayed, and (ii) the Borrower shall be deemed to have approved such Person if the Borrower fails to either approve or reject such Person within ten Business Days after any request in writing for such approval by Administrative Agent or any Lender) and approved by the Required Lenders in writing; provided, (x) none of (A) the Parent Guarantors and any Affiliate of any Parent Guarantor, and (B) the Sponsor, any Investor, and any Affiliate of the Sponsor or any Investor, shall, in any event, be an Eligible Assignee unless otherwise approved by the

11 Required Lenders, and (y) no Borrower Competitor shall be an Eligible Assignee unless otherwise approved by the Borrower in writing. “Environmental Claims” means any and all actions, suits, orders, decrees, directions or directives, demands, demand letters, claims, disputes, notices of noncompliance or potential responsibility, breach or violation, litigation or proceedings (hereinafter, “Claims”) pursuant to any Environmental Law or any Environmental Permit issued under any such Environmental Law, including, without limitation, (i) any and all Claims by any Governmental Authority for enforcement, investigation, cleanup, removal, response, remediation, reclamation, restoration or other actions, cost recovery, compensation or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation, or injunctive relief relating to the presence, use, storage, recycling, treatment, generation, transport, processing, handling, labeling, management, disposal, Release or threatened Release of Hazardous Materials or arising from any actual or alleged injury, damage, or impairment to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment or natural resources. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees of a Governmental Authority relating to pollution, the protection of the environment or natural resources, health and safety, or the Release of any Hazardous Materials into the environment. “Environmental Permit” means any Permit required under any applicable Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Borrower under section 414(b) or (c) of the Code, or solely for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code. “Erroneous Payment” as defined in Section 9.12(a). “Erroneous Payment Deficiency Assignment” as defined in Section 9.12(d)(i). “Erroneous Payment Return Deficiency” as defined in Section 9.12(d)(i). “Erroneous Payment Subrogation Rights” as defined in Section 9.12(e). “Event of Default” has the meaning provided in Section 8.1.

12 “Excluded Accounts” shall mean (a) any payroll or employee benefits accounts maintained by any Loan Party so long as such accounts are utilized exclusively for such purposes, and (b) one or more additional deposit accounts of any Loan Party provided that the amount maintained in any such account excluded under this clause (b) shall not at any time exceed $2,000,000 and the amount maintained in all such accounts shall not at any time exceed $5,000,000 in the aggregate. “Excluded Subsidiary” means any Subsidiary of the Borrower that is an obligor under permitted tax-equity financings or permitted Senior Indebtedness (including any permitted upsizes or Permitted Refinancings of Senior Indebtedness consisting of similarly structured revolving credit, term loan or other working capital facilities), in each case to the extent that the definitive documentation thereof prohibits such Subsidiary from providing such guaranty. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.13) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Sections 2.12(c) and (d) any withholding Taxes imposed under FATCA. “Facility” means the Loans and the provisions herein related to the Loans. “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement among Governmental Authorities entered into in connection with the implementation of the foregoing. “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System and any successor thereto. “Financial Statement” means each financial statement delivered pursuant to Section 3.1 or Section 5.1. “Fiscal Quarter” means each 3 fiscal month period ending on March 31, June 30, September 30 or December 31 of any calendar year.

13 “Fiscal Year” means each twelve-month period ending on December 31 of any calendar year. “Fit LA Holdings” means Fit LA (Fund III) Pledgor, LLC, a Delaware limited liability company. “Foreign Lender” has the meaning assigned to such term in Section 2.12(c). “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time. “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the U.S., the U.S., or a foreign entity or government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Group Member” and “Group Members” means, individually, each of, and collectively, all of, the Ultimate Parent, Holdings, the Borrower, the Guarantors and any Subsidiaries of the Ultimate Parent existing on or after the Closing Date. “GS Lenders” means, collectively, (a) the Initial Lenders that are Affiliates or Approved Funds of Goldman, Sachs & Co. LLC, Goldman Sachs Asset Management, L.P., Goldman Sachs Bank USA and/or Broad Street Credit Holdings LLC and (b) their respective successors and assigns that are Affiliates or Approved Funds of Goldman, Sachs & Co. LLC, Goldman Sachs Asset Management, L.P., Goldman Sachs Bank USA and/or Broad Street Credit Holdings LLC. “Guarantors” means (a) the Borrower, to the extent that the Borrower is not already the primary obligor in respect of any Obligations, (b) the Ultimate Parent, (c) Holdings, (d) each Subsidiary of the Borrower that provides a Guaranty of the Obligations on the Closing Date, and (e) each other Person that executes a Guaranty, pursuant to Section 6.14 or otherwise, all or any part of the Obligations in favor of the Administrative Agent, for itself and the ratable benefit of the Secured Parties, in connection with the transactions contemplated by this Agreement and the other Loan Documents. “Guaranty” means with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other

14 Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person. “Guaranty Agreement” means that certain Guaranty Agreement dated on or about the Closing Date, in substantially the form of Exhibit E, between the Administrative Agent, and the Guarantors party thereto. “Hazardous Material” means any and all contaminants, pollutants, toxic or hazardous materials, wastes or other substances regulated under applicable Environmental Laws, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, per- and polyfluoroalkyl substances, lead based paint or radon gas. “Holding Companies” means each of Ultimate Parent, Holdings, the Borrower, and APAG. “Holdings” means Altus Power, LLC, a Delaware limited liability company. “Indebtedness” with respect to any Person means, at any time, without duplication: (a) its liabilities for borrowed money (including purchase money debt and debt evidenced by bonds, debentures, notes, loan agreements or other similar instruments) and its redemption obligations in respect of mandatorily redeemable Preferred Stock; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all its liabilities in respect of letters of credit (including unreimbursed amounts in respect of letters of credit) or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

15 Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials), expenses and disbursements of any kind or nature whatsoever (including attorneys’ fees and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect, special, or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee (whether asserted by a third party or by any Loan Party or any of its affiliates), in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Loans or the use or intended use of the proceeds thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) the statements contained in the proposal letter delivered by any Lender to Borrower with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Holdings or any of its Subsidiaries; provided that, with respect to any indemnification obligations of the Borrower pursuant to Section 10.4 relating to indemnification of attorneys’ fees with respect to attorneys of any Indemnitee (and excluding, for avoidance of doubt indemnified third party claims in respect of attorneys’ fees), such obligation shall be limited to the reasonable and documented (in summary form) out-of-pocket fees, expenses, disbursements and other charges of: (i) one firm of counsel for the Administrative Agent and its Related Persons, taken as a whole, and to the extent required, one firm or local counsel for any such Indemnitee in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) of any such Indemnitee and one specialist counsel in each applicable area of legal expertise, in each case, arising out of or relating to such claim (regardless of whether such Indemnitee is a party thereto or whether or not such claim was brought by the Borrower, any of its Subsidiaries or any other Person) and (ii) one firm of counsel for all other Indemnitees, taken as a whole (and, in the case of an actual conflict of interest where any such Indemnitee affected by such conflict notifies the Borrower of any existence of such conflict and in connection with the investigating or defending any claim (including the reasonable fees) has retained its own counsel, of another firm of counsel for such affected Indemnitee), and to the extent required, one firm or local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) of any such Indemnitee and one specialist counsel in each applicable area of legal expertise, in each case, arising out of or relating to such claim (regardless of whether such Indemnitee is a party thereto or whether or not such claim was brought by the Borrower, any of its Subsidiaries or any other Person).

16 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” means, each of the Administrative Agent, and any Lender and each of their Related Persons. “Initial Lenders” means, collectively, the CPPIB Lenders and the GS Lenders that are signatory to this Agreement as of the Closing Date. “Initial Model” means the most recent version of the “ZEUS Opco Model” prepared by the Borrower and delivered to and approved by the Initial Lenders on or prior to the Closing Date. “Insolvency Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any similar Federal, state or foreign law for the relief of debtors. with respect to any Loan Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Loan Party. “Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses. “Intercreditor Arrangements” shall mean intercreditor arrangements entered into among the Administrative Agent and the relevant holder (or agent thereof) of the relevant Indebtedness in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, which may be in the form of an intercreditor agreement or an amendment and restatement of the Security Agreement to include applicable intercreditor, collateral, distribution of proceeds and accession provisions, among others. “Interest Payment Date” has the meaning specified in Section 2.6(b). “Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to internet domain names. “Investment” means, with respect to any Person, all direct or indirect investments by such Person in other Persons in the forms of loans (including Guaranties or other obligations), advances or capital contributions (excluding, in each case, commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other Securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. “Investment Grade Rating” means a public facility rating from any one of S&P, Moody’s or Kroll of BBB- or Baa3, as applicable, (stable) or better.

17 “Investors” means, at any time, (a) the Sponsors (provided that each of the Sponsors shall only be considered an “Investor” hereunder if such Sponsor holds, directly or indirectly, Equity Interests in the Borrower or Holdings at such time) and (b) officers, directors, employees and other members of management (or their respective investment Affiliates, estates or family members) of the Borrower or Holdings who are or who become holders, directly or indirectly, of the Equity Interests of the Borrower or Holdings. “IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right. “IP License” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right title and interest in or relating to any Intellectual Property. “IRS” means the Internal Revenue Service of the United States and any successor thereto. “Lender” means, collectively, any financial institution or other Person that (a) is listed on the signature pages hereof as a “Lender” or (b) from time to time becomes a party hereto by execution of an Assignment, in each case together with its successors. “Lien” means with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). “Limited Recourse Financing” has the meaning provided in Section 7.6(b)(iv). “Loan” means any loan made or deemed made by any Lender hereunder, and “Loans” shall mean collectively all such Loans. “Loan Documents” means, collectively, this Agreement, any Notes, the Security Documents, the Guaranty Agreement, any other Guaranties, any Intercreditor Arrangement, the Agency Fee Letter, and, when executed, all other documents, certificates, instruments, including any promissory notes issued from time to time hereunder to evidence the Loans, or agreements that are expressly designated pursuant to their terms to be “Loan Documents” or are otherwise executed and delivered by or on behalf of a Loan Party or any other Person for the benefit of the Administrative Agent or any Lender in connection herewith, together with any modification of any term, or any waiver with respect to, any of the foregoing. “Loan Parties” means, collectively, the Borrower and each of the Guarantors.

18 “Mandatory Prepayment Notice” has the meaning specified in Section 2.4(b). “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Borrower and its Subsidiaries, taken as a whole. “Material Adverse Effect” means a material adverse effect on (i) the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Loan Parties (taken as a whole) to fully and timely perform their obligations under this Agreement, and the other Loan Documents or (iii) the material rights and remedies available to the Lenders and the Administrative Agent, taken as a whole under the Loan Documents. “Material Asset Sale” means any one or more Asset Sales comprising a disposition of properties or assets constituting more than 20% of the consolidated Projects of the Borrower and its Subsidiaries (measured by MW capacity) in any consecutive 12 month period. “Material Indebtedness” means, with respect to any Loan Party and its Subsidiaries and at the time of determination, all obligations for borrowed money (excluding any Indebtedness under undrawn letters of credit and performance bonds) of such Loan Party and its Subsidiaries (i) under the APAG Facility, (ii) under the APAF Facility, (iii) under the APAFII Facility, (iv) under the APAFIII Facility, (v) under the Omnibus Facility, or (vi) under any other facility in an aggregate principal amount exceeding the greater of (a) $10,000,000 and (b) the lesser of (x) the amount equal to 30% of APAG Borrower Available Cash for the most recent Measurement Period and (y) $25,000,000. “Material Project Document” means, with respect to each Project, the EPC agreement, asset management agreement, interconnection agreement, the site lease agreements, O&M agreement, development services agreement, the applicable tax equity documents, any customer management agreements, power purchase agreements, tariffs or other offtake agreements, and SREC agreements, as applicable to such Project and any replacements of or parent or performance guarantees for such documents. “Material Property Loss Event” means any one or more Property Loss Events comprising loss, damage, taking, or condemnation of properties or assets constituting more than 20% of the consolidated Projects of the Borrower and its Subsidiaries (measured by MW capacity) in any consecutive 12 month period. “Material Subsidiary” means, at any date of determination, each Subsidiary (A) whose total assets at the last day of the most recent fiscal period for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b) were equal to or greater than 5% of the amount set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower its Subsidiaries at such date or (B) whose revenues during such most recent fiscal period were equal to or greater than 5% of consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP. “Maturity Date” means December 27, 2029.

19 “Maximum Rate” has the meaning specified in Section 2.6(d). “Measurement Period” means the most recently completed four Fiscal Quarter period. “MFN Protection” means, with respect to the incurrence of any Add-On Debt Facility or any Operating Project Holding Company Financing after the Closing Date (excluding, in each case, any such Indebtedness that is structurally or contractually subordinated to the Obligations in a manner satisfactory to the Required Lenders) during the 18-month period commencing on the Closing Date, the right of the Lenders to increase the Applicable Rate under this Agreement to the extent that such Add-On Debt Facility or Operating Project Holding Company Financing is incurred with a spread to 5-year SOFR swaps in excess of 6.00% per annum (without any effect to original issue discount), as determined by the Required Lenders and notified to the Administrative Agent, in which case the initial Applicable Rate and step-ups thereto shall be automatically and permanently increased by an amount determined by the Required Lenders (and notified to the Administrative Agent) to be equal to such excess effective upon the incurrence of such Add-On Debt Facility or Operating Project Holding Company Financing. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means any “employee benefit plan” (as defined in section 3(3) of ERISA) that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA) subject to Title IV of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Borrower or any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate may have any liability. “Net Cash Proceeds” means proceeds received in cash or Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from (a) any Material Asset Sale of, or Material Property Loss Event with respect to, property, net of (i) the customary out of pocket cash costs, fees and expenses paid in connection therewith (excluding any such amounts paid to any Group Member, any Affiliate, or any of their respective employees, including any member of the management team), (ii) taxes paid or reasonably estimated to be payable by the Borrower and any Subsidiary of the Borrower and any Tax Affiliate as a result thereof and (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations and Indebtedness owing to any Group Member or any Affiliate thereof) secured by a Permitted Lien on the property subject thereto or (b) any incurrence of Indebtedness, net of brokers’, advisors’, attorneys’, accountants’ and investment banking fees, appraisal fees and underwriting discounts, commissions and other customary out-of-pocket costs, fees and expenses, in each case incurred in connection with such transaction (excluding any such amounts paid to any Group Member, any Affiliate, or any of their respective employees, including any member of the management team). “New Add-On Lender” has the meaning assigned to such term in Section 2.14(a). “New Parent Guarantor” means each Subsidiary of Ultimate Parent (other than Holdings) that has a direct or indirect Equity Interest in the Borrower.

20 “New Project Acquisitions” means acquisitions by the Borrower and/or its Subsidiaries of operating or development assets and/or Equity Interests of Project Companies owning and operating Projects comprising U.S. commercial distributed generation solar facilities. “Non-MC Project Ratio” means the ratio of (a) the aggregate nameplate capacity (measured in megawatts of direct current) of all Non-Mechanical Completion Projects directly or indirectly owned by the APAG Borrower to (b) the aggregate nameplate capacity (measured in megawatts of direct current) of all Projects directly or indirectly owned by the APAG Borrower. “Non-Mechanical Completion Project” means any Project that has not achieved mechanical completion. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Borrower or any Subsidiary primarily for the benefit of employees of the Borrower or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “Note” means a promissory note of the Borrower, in substantially the form of Exhibit B, payable to the applicable Lender in any Facility in a principal amount equal to the aggregate initial principal amount of such Lender’s Loans. “Notice of Borrowing” means a notice of borrowing in the form of Exhibit C. “Obligations” means all (a) advances to, and debts, liabilities, obligations, covenants, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Commitment or Loan, in each case, entered into with any Loan Party, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, or (b) any Erroneous Payment Subrogation Rights. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation to pay principal, interest, Yield Maintenance Premium, charges, expenses, fees, attorney costs, indemnities, and other amounts payable by any Loan Party under any Loan Document. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Omnibus Borrower” means APACF II, LLC, a Delaware limited liability company. “Omnibus Facility” means that certain Credit Agreement dated as of November 10, 2023, by and among, inter alios, the Omnibus Borrower and U.S. Bank Trust Company, National Association, and any refinancing or replacement thereof.

21 “Omnibus Holdco” means APACF II Holdings, LLC, a Delaware limited liability company. “Operating Project Holding Company Financing” means any Indebtedness for borrowed money that is incurred by any Group Member that is a holding company for one or more Subsidiaries that directly own and operate one or more Projects that have achieved substantial completion and commercial operation, excluding (a) any construction or development financing or any back-leverage for any construction or development financing, (b) any Indebtedness under back-leverage financing for Projects that do not have any additional layer of Project-level Indebtedness that is structurally or contractually senior in Lien or payment priority to such back- leverage financing, (c) any non-recourse or limited recourse financing facility in connection with the development or acquisition of any Group Member of any operational solar project solely to the extent, and for so long as, such facility is subject to the rights, obligations and conditions set forth in the Side Letter, (d) Indebtedness under the Senior Financing Documents and any Permitted Refinancing with respect thereto, (e) Indebtedness consisting of guarantees by a holding company of Indebtedness for which such Subsidiary or Subsidiaries, as the case may be, are primary obligors, and for which security is limited to Liens on the Equity Interests of such Subsidiary or Subsidiaries, as applicable, so long as such guarantees are incurred in accordance with this Agreement, and (f) Permitted Notes Indebtedness. For the avoidance of doubt, the term “Operating Project Holding Company Financing” shall not include any Limited Recourse Financing. “Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or memorandum and articles of association, as applicable; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation, registration and/or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation, registration and/or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means any and all present or future stamp, court, intangible, recording, filing or documentary, excise, property, or similar Taxes arising from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than pursuant to an assignment made pursuant to Section 2.13). “Parent Guarantors” means Holdings, Ultimate Parent and any New Parent Guarantor.

22 “Participant Register” has the meaning assigned to such term in Section 2.10(a). “PASS” means Park Avenue Solar Solutions, LLC, a Delaware limited liability company. “Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor. “Payment Office” means the office specified from time to time by the Administrative Agent as its payment office to the Borrower and Lenders. “Payment Recipient” as defined in Section 9.12(a). “PBGC” means the United States Pension Benefit Guaranty Corporation and any successor thereto. “Perfection Certificate” means that certain Perfection Certificate, dated as of the Closing Date, made by the Ultimate Parent on behalf of the Group Members referred to therein. “Permit” means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Permitted Investment” means the following Investments: (a) Investments in cash and Cash Equivalents; (b) Investments existing or contemplated on the Closing Date and set forth on Schedule 7.10, and any modification, replacement, renewal, reinvestment or extension thereof; (c) promissory notes received in connection with any Asset Sale permitted by Section 7.9; (d) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices; (e) earnest money deposits required in connection with any Investment otherwise expressly permitted under this definition and Section 7.10; (f) Investments in any Project Company in the ordinary course of business of the Borrower and its Subsidiaries, to the extent any Projects owned by such Project Company have (A) achieved mechanical completion or (B) are Permitted Non-Mechanical Completion Projects; provided that with respect to clause (B), Investments in Permitted Non-Mechanical Completion Projects shall only be permitted to the extent that such Investment does not result in the Non-MC Project Ratio exceeding 10%;

23 (g) Investments consisting of acquisitions by the Borrower or its Subsidiaries from third parties of assets consisting of renewable energy facilities or clean energy electrification products or Equity Interests in Persons owning such assets; (h) Investments consisting of Capital Expenditures permitted under Section 7.8; (i) Investments consisting of guarantees made by the Borrower or its Subsidiaries permitted under Section 7.6; (j) Investments received in connection with any insolvency, reorganization or bankruptcy case or proceeding with respect to, or for the settlement of delinquent obligations owed by, any supplier, customer or other contractual counterparty of the Borrower or any of its Subsidiaries; and (k) Investments funded with net cash proceeds of the issuance of Equity Interest (excluding Disqualified Equity Interests issued) by the Ultimate Parent and not designated or utilized for any other purpose. “Permitted Liens” has the meaning provided in Section 7.5. “Permitted Non-Mechanical Completion Project” means any Non-Mechanical Completion Project that (a) is directly or indirectly wholly owned by the APAG Borrower and a tax equity investor or a tax equity joint venture, as applicable, (b) has incurred substantial costs as reasonably determined by the APAG Borrower in good faith and (c) is reasonably expected to achieve mechanical completion within twelve (12) months of such Non-Mechanical Completion Project being contributed to the APAG Borrower or its Subsidiaries. “Permitted Notes Indebtedness” has the meaning provided in Section 7.6(j). “Permitted Parent Guarantees” means the APAG Parent Guarantees and each of the other guarantees permitted under Section 7.6(i). “Permitted Refinancing” means, with respect to any Person, any refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that each of the following conditions is satisfied in connection therewith: (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so refinanced, refunded, renewed, replaced or extended (such Indebtedness, the “Refinanced Debt”) except by an amount equal to unpaid accrued interest, premium and penalties thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder; (b) such refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Debt;

24 (c) at the time thereof, no Event of Default shall have occurred and be continuing or would result from the incurrence thereof; (d) to the extent such Permitted Refinancing refinances Indebtedness that is: (i) expressly or structurally subordinated in right of payment to the Obligations (other than Indebtedness assumed or acquired in an acquisition and not created in contemplation thereof), such Permitted Refinancing is expressly or structurally subordinated to the Obligations on terms that are, taken as a whole, not materially less favorable to the Lenders than the subordination terms applicable to the Refinanced Debt; (i) secured by Liens that are subordinated to the Liens securing the Obligations, such Permitted Refinancing is (A) unsecured or (B) secured by Liens that are subordinated to the Liens that secure the Obligations on terms that are, taken as a whole, not materially less favorable to the Lenders than the Lien subordination terms applicable to the Refinanced Debt; or (iii) secured by Liens that are pari passu with the Liens securing the Obligations, such Permitted Refinancing is (A) unsecured or (B) secured by Liens that are pari passu or subordinated to the Liens that secure the Obligations on terms that are, taken as a whole, not materially less favorable to the Lenders than the Collateral sharing provisions applicable to the Refinanced Debt; (e) subject to Section 7.5, such Permitted Refinancing shall not be secured by any assets or property of or guarantees from any Group Member that does not secure the Refinanced Debt being refinanced (plus improvements and accessions thereon and proceeds in respect thereof); (f) to the extent incurred by the Borrower or any other Loan Party on a secured basis, the Administrative Agent (acting at the direction of the Required Lenders) shall have entered into Intercreditor Arrangements with the holders (or any agent thereof on their behalf) of Permitted Refinancing; (g) to the extent that such Permitted Refinancing constitutes Senior Indebtedness, such Permitted Refinancing shall be incurred in compliance with Section 7.18; and (h) with respect to any Permitted Refinancing of the APAG Facility, the APAF Facilities, or any other Senior Indebtedness, such Permitted Refinancing (i) shall be provided by lenders that are commercial banks and/or insurance companies or Affiliates thereof that provide Project financing in the ordinary course of their respective businesses, (ii) to the extent such Refinanced Debt was required to have an Investment Grade Rating or satisfy a maximum loan-to- value and/or debt-service coverage incurrence test at the incurrence thereof, shall have an Investment Grade Rating and/or satisfy a substantially equivalent loan-to-value and/or debt- service coverage incurrence test at the incurrence thereof, as applicable, and (iii) shall not have terms, taken as a whole, that are materially more restrictive on the obligors thereof than the terms of such Refinanced Debt.

25 “Permitted Reinvestment” means, (a) with respect to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Material Property Loss Event, to acquire (or make Capital Expenditures to finance the acquisition, repair, improvement or construction of) property, to repair such loss or damage, and (b) with respect to the Net Cash Proceeds received by any Group Member from any Material Asset Sale permitted under this Agreement, to make an Investment constituting a Permitted Investment under clauses (f) or (g) of the definition of Permitted Investment in accordance with Section 7.10, provided in the case of this clause (b) that no Event of Default shall exist and be continuing. “Permitted Tax Distributions” means (i) with respect to any taxable period or portion thereof during which the Borrower is a pass through entity (including a partnership or disregarded entity) for U.S. federal income tax purposes, dividends or distributions by the Borrower to any member or partner of the Borrower, on or prior to each estimated tax payment date as well as each other applicable due date, such that each member or partner (or its direct or indirect members or partners, if applicable) receives, in the aggregate for such period, payments or distributions not to exceed such direct or indirect member or partner’s U.S. federal and state income taxes attributable to its direct or indirect ownership of the Borrower and its subsidiaries with respect to such taxable period (assuming that such direct or indirect member or partner is subject to tax at the highest combined marginal U.S. federal and state income tax rates applicable to a corporation resident in Delaware (for the avoidance of doubt, regardless of the actual rate applicable to such direct or indirect member or partner)), determined by (A) taking into account (1) any U.S. federal and state loss carryforwards of such member or partner from losses of such member or partner attributable to its direct or indirect ownership of the Borrower and its Subsidiaries for prior taxable periods to the extent such loss is of a character that would allow such loss to be available to reduce taxes in the current taxable period (taking into account any limitations on the utilization of such loss to reduce such taxes and to the extent such loss had not already been utilized in reducing the taxable income or gain of the Borrower and its Subsidiaries allocated to such member or partner), (2) the character (e.g., long-term or short-term capital gain or ordinary or exempt) of the applicable income, (3) the alternative minimum tax, and (4) the deductibility of state income taxes for U.S. federal income tax purposes (to the extent permitted by applicable law); appropriately adjusted to (x) take into account any adjustments to income, gain, loss, deduction and credit made pursuant to a tax audit or other proceeding and (y) ensure that such payments or distributions are not duplicative of taxes paid by or withheld and deposited by the Borrower or its Subsidiaries (for example, under Section 1446 of the Code or any state or local tax regime enacted in connection with IRS Notice 2020-75); and (ii) dividends or distributions by the Borrower to any direct or indirect parent of the Borrower solely to the extent necessary in an amount required for any such direct or indirect parent to pay franchise, excise, and similar taxes and other fees and expenses that are attributed directly to or reasonably allocated to Borrower and its Subsidiaries, or required to maintain its corporate or other legal existence. “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities. “Plan” means any “employee benefit plan” (as defined in section 3(3) of ERISA), other than a Multiemployer Plan, subject to Title I of ERISA that is or, within the preceding five years,

26 has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Borrower or any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate may have any liability. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Preferred Stock” means any class of Equity Interests of a Person that is preferred over any other class of Equity Interests (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person. “Pro Rata Outstandings”, of any Lender at any time, means the outstanding principal amount of the Loans owing to such Lender. “Pro Rata Share” means, with respect to any Lender at any time, the percentage obtained by dividing (a) the sum of the Commitments (or, if the Commitments are terminated, the Pro Rata Outstandings) of such Lender then in effect by (b) the sum of the Commitments (or, if the Commitments are terminated, the Pro Rata Outstandings) of all Lenders then in effect; provided, however, that, if there are no Commitments and no Pro Rata Outstandings, such Lender’s Pro Rata Share shall be determined based on the Pro Rata Share most recently in effect, after giving effect to any subsequent assignment. “Project” means the renewable energy facilities owned by the Borrower or any of its direct or indirect subsidiaries as of the Closing Date, and each renewable energy facility acquired by the Borrower or any of its Subsidiaries after the Closing Date. “Project Company” means any wholly owned direct or indirect Subsidiary of the Borrower (or directly or indirectly wholly owned by the Borrower and a tax equity investor or a tax equity joint venture, as applicable) that owns a Project. “Property Loss Event” means, with respect to any property, any loss of or damage to such property or any taking of such property or condemnation thereof. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Real Estate” means land, buildings, facilities and improvements owned, leased or operated by any Loan Party. “Recipient” means (a) Administrative Agent or (b) any Lender, as applicable. “Register” has the meaning specified in Section 2.10(b). “Regulation T” means Regulation T of the Federal Reserve Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements. “Regulation U” means Regulation U of the Federal Reserve Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

27 “Regulation X” means Regulation X of the Federal Reserve Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements. “Reinvestment Prepayment Amount” means, with respect to any Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Material Asset Sale or Material Property Loss Event and on the Reinvestment Prepayment Date thereof, the amount of such Net Cash Proceeds less any amount actually paid by any Group Member to make Permitted Reinvestments with such Net Cash Proceeds prior to such Reinvestment Prepayment Date (it being understood that if at the end of the 360 day period following such Material Asset Sale or Material Property Loss Event any such committed amount is not applied to Permitted Reinvestments, such amount shall constitute a Reinvestment Prepayment Amount that is required to be applied as a mandatory prepayment on the last day of such period). “Reinvestment Prepayment Date” means, with respect to any portion of any Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Material Asset Sale or Material Property Loss Event, the earliest of (a) the 360th day after the completion of the portion of such Material Asset Sale or Material Property Loss Event corresponding to such Net Cash Proceeds, (b) the date that is five (5) Business Days after the date on which the Borrower shall have notified the Administrative Agent of the determination of the Borrower or the applicable Subsidiary not to make Permitted Reinvestments with such Net Cash Proceeds, and (c) the occurrence of any Event of Default. “Related Person” means, with respect to any Person, each Affiliate of such Person and each director, officer, partners, members, Directors, managers, investment managers, advisors, sub-advisors, consultants, administrators, employee, agent, trustee, representative and agents of or to such Person or any of its Affiliates, together with, if such Person is the Administrative Agent, each other Person or individual designated, nominated or otherwise mandated by or helping the Administrative Agent pursuant to and in accordance with Section 9.4 or any comparable provision of any Loan Document. “Release” means any release, spill, emission, leaking, pumping, pouring, emptying, escaping, dumping, injection, deposit, disposal, discharge, dispersal, migrating or leaching into or through the environment, whether accidental or intentional, and “Released” shall have a corresponding meaning. “Required Lenders” means, at any time of determination, one or more Lenders having or holding Pro Rata Outstandings representing more than 50% of the aggregate Pro Rata Outstandings of all Lenders; provided that, to the extent that the total number of Lenders (treating all Lenders that are Affiliates as a single Lender) holding more than 5% of the aggregate Pro Rata Outstandings of all Lenders is greater than one, “Required Lenders” shall include at least two Lenders (treating all Lenders that are Affiliates as a single Lender) that each hold more than 5% of the aggregate Pro Rata Outstandings of all Lenders. For purposes of the Required Lenders, all CPPIB Lenders shall be deemed Affiliates of one another and all GS Lenders shall be deemed Affiliates of one another. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties,

28 standards, rules and regulations, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” means any Senior Financial Officer and any other officer of the Borrower or member of the Borrower with responsibility for the administration of the relevant portion of this Agreement. “Restricted Payment” means, with respect to any Person (a) the declaration and payment of distributions, dividends or any other payment in cash or other property of such Person made in respect of its Equity Interests, (b) the purchase, redemption or other acquisition or retirement for value of any Equity Interests of such Person or (c) the payment, prepayment, repurchase, retirement, redemption or defeasance of Indebtedness of the Borrower or any other Loan Party, other than (i) regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), (ii) the payment of the Indebtedness created hereunder, (iii) refinancings of Indebtedness permitted by Section 7.6 or (iii) the payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness. “Right of First Offer” means the rights, obligations, and conditions set forth in that certain Side Letter dated as of the date hereof, by and among the Initial Lenders and the Borrower. “S&P” means Standard & Poor’s Rating Services. “Sanctions” means economic and financial sanctions imposed, administered and enforced by the United States (including OFAC and the U.S. Department of State), United Kingdom, European Union or United Nations. “Secured Parties” means the Lenders and the Administrative Agent. “Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security. “Security Agreement” means the Security Agreement dated on or about the Closing Date, in substantially the form of Exhibit F, between the Administrative Agent, the Borrower and the Parent Guarantors. “Security Documents” means the Security Agreement, any Control Agreements and all other instruments, documents and agreements that are expressly designated pursuant to their terms to be “Security Documents” or are otherwise executed and delivered by or on behalf of any Loan Party or any other Person pursuant to this Agreement or any of the other Loan Documents in order to grant to, or perfect in favor of, Administrative Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

29 “Senior Financial Covenants” means, with respect to any Senior Indebtedness outstanding at any time, any and all financial covenants applicable under the terms of any Senior Financing Documents, including any and all leverage ratios, debt service or interest coverage ratios, minimum liquidity requirements and similar financial tests that are required to be periodically tested or maintained at all times pursuant to the terms of such Senior Financing Documents. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Borrower or member of the Borrower. “Senior Financing Documents” means the primary loan, credit, notes, or equivalent agreement governing any Senior Indebtedness, together with any related security instruments, guarantees, or other “loan documents” or equivalents that are associated therewith. “Senior Indebtedness” means any and all secured and unsecured Indebtedness of the Subsidiaries of the Borrower whether now or hereafter incurred, including, without limitation, as of the Closing Date, the APAG Facility, the APAF Facilities, and any Subsidiary Debt Cap Indebtedness, in each case together with any modification, replacement, refinancing, refunding, renewal or extension of any of the foregoing. “Side Letter” means that certain Side Letter dated November 10, 2023, by and among, inter alia, APACF II, LLC, APACF II Holdings LLC, Pass Equipment Co, LLC and the Blackstone Asset Based Finance Advisors LP. “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person is not engaged in, and is not about to engage in, business for which it has unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Equity Contribution” means any cash contribution to the common equity of the Borrower and/or any purchase or Investment in an Equity Interest of the Borrower other than Disqualified Equity Interests. “Sponsor” means, individually or collectively, (a) any investment fund, co-investment vehicles and/or other similar vehicles or accounts, in each case managed or advised by Blackstone Alternative Credit Advisors LP or its Affiliates (excluding Blackstone Structured Products Affiliates) and (b) Ultimate Parent. “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to the Borrower. “Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture

30 interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting. “Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof (excluding any profits or capital in respect of a tax equity investor in such Person) is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a “Subsidiary” of the Borrower. “Subsidiary Debt Cap” means, at the time of determination, 33.0% of shareholder’s equity as set forth on the balance sheet of the APAG Borrower delivered as of the most recently ended fiscal quarter of the APAG Borrower. “Subsidiary Debt Cap Indebtedness” means the aggregate principal amount of Indebtedness incurred or assumed by a direct or indirect Subsidiary of the Borrower, excluding the APAF Facilities and the APAG Facilities and any Permitted Refinancing of the foregoing, but including any Limited Recourse Financing. “Substitute Lender” has the meaning specified in Section 2.13(a). “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options, REC or SREC swaps or options, or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing) which are not for speculative purposes, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market

31 values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor. “Tax Affiliate” means, (a) each Group Member and (b) any Affiliate of any Group Member with which such Group Member files or is eligible to file consolidated, combined or unitary tax returns. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trade secrets. “Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. “Transactions” means, collectively, the execution and delivery of the Loan Documents, the closing transactions contemplated thereby to occur on or prior to the Closing Date, the closing of any New Project Acquisition contemplated to occur prior to or substantially concurrently with the Closing Date, and the payment of all related fees, costs and expenses in connection with the foregoing. “Treasury Rate” means, as of any date, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined by the Required Lenders on the date three Business Days prior to the date of prepayment, to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities having a term of not greater than the remaining number of months until the Yield Maintenance Premium Expiration Date at the applicable time of determination. “Ultimate Parent” means Altus Power, Inc., a Delaware corporation. “Ultimate Parent Development Subsidiaries” means Subsidiaries of Ultimate Parent excluding the Borrower and Subsidiaries of the Borrower. “Unasserted Contingent Obligations” means any contingent Obligations for which no claim has been asserted in writing.

32 “Uniform Commercial Code” means the Uniform Commercial Code as adopted by the State of New York, as amended from time to time; provided that if, with respect to any financing statement or by reason of any Requirements of Law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection. “U.S.” and “United States” means the United States of America. “U.S. Lender” has the meaning specified in Section 2.12(c). “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.12(c). “USA PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)). “Voluntary Prepayment Notice” has the meaning specified in Section 2.4(a). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity or redemption, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned” means, with respect to any Person, a Subsidiary of such Person all of the outstanding Stock and Stock Equivalents of which (other than director’s qualifying shares) are owned by such Person and/or by one or more “Wholly-Owned” Subsidiaries of such Person. “Yield Maintenance Premium” has the meaning assigned to such term in Section 2.5. “Yield Maintenance Premium Expiration Date” has the meaning assigned to such term in Section 2.5. Section 1.2 UCC Terms. The following terms have the meanings given to them in the Article 8 or Article 9 of applicable UCC: “commodity account”, “commodity contract”, “commodity intermediary”, “deposit account”, “entitlement holder”, “entitlement order”, “equipment”, “financial asset”, “general intangible”, “goods”, “instruments”, “inventory”, “securities account”, “securities intermediary” and “security entitlement”. Section 1.3 Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP as in effect from time to time. In the event that any Accounting Change

33 (defined below) shall occur and such change results in a change in the method of calculation of covenants, standards or terms in this Agreement, if the Borrower notifies the Administrative Agent and the Lenders that the Borrower wishes to, or the Administrative Agent notifies the Borrower that the Required Lenders wish to, amend any covenants, standards or terms in this Agreement to eliminate the effect of such Accounting Change, then the Borrower and the Administrative Agent (acting at the direction of the Required Lenders) agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably, as determined in the reasonable discretion of the Required Lenders, such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders (or the Borrower and the Required Lenders, as the case may be, shall have withdrawn their request for an amendment), all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” means the changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC. In addition, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Ultimate Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. Section 1.4 Interpretation. (a) Certain Terms. Except as set forth in any Loan Document, all accounting terms not specifically defined herein shall be construed in accordance with GAAP (except for the term “property”, which shall be interpreted as broadly as possible, including, in any case, cash, Securities, other assets, rights under Contractual Obligations and Permits and any right or interest in any property). The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole. In the computation of periods of time from a specified date to a later specified date in any Loan Document, the terms “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” In any other case, the term “including” when used in any Loan Document means “including without limitation.” (b) Certain References. Unless otherwise expressly indicated, references (i) in this Agreement to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit or Schedule to, or Article, Section or clause in, this Agreement and (ii) in any Loan Document, to (A) any agreement shall include all exhibits, schedules, appendixes and annexes to such agreement and, unless the prior consent of any Secured Party required therefor is not obtained, any modification, amendment, restatement or amendment and restatement to any term of such agreement, (B) any statute shall be to such statute as modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative and (C) any time of day shall be a reference to New York time. Titles of articles, sections, clauses, exhibits, schedules and annexes contained in any Loan Document are without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. Unless otherwise expressly indicated, the meaning of any term defined (including by reference) in any Loan Document shall be equally applicable to both the singular and plural forms of such term.

34 Wherever the phrase “to the best of the Borrower’s knowledge” or words of similar import relating to the knowledge or the awareness of the Borrower are used in this Agreement or other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of the Borrower or (ii) the knowledge that a senior officer would have obtained if he/she had engaged in a good faith and diligent performance of his/her duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of the Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. (c) Foreign Currencies. For purposes of determining compliance with any incurrence or expenditure tests set forth in Article VII, any amounts so incurred, expended or utilized (to the extent incurred, expended or utilized in a currency other than US Dollars) shall be converted into US Dollars on the basis of the exchange rates (as shown on Reuters ECB page 37 or on such other basis as is reasonably satisfactory to the Required Lenders) as in effect on the date of such incurrence, expenditure or utilization under any provision of such Section that has an aggregate US Dollar limitation provided for therein (and to the extent the respective incurrence, expenditure or utilization test regulates the aggregate amount outstanding at any time and it is expressed in terms of US Dollars, all outstanding amounts originally incurred or spent in currencies other than US Dollars shall be converted into US Dollars on the basis of the exchange rates (as shown on Reuters ECB page 37 or on such other basis as is reasonably satisfactory to the Required Lenders) as in effect on the date of any new incurrence, expenditure or utilization made under any provision of such Section that regulates the US Dollar amount outstanding at any time). No Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness, Lien or Investment is incurred (so long as such Indebtedness, Lien or Investment, at the time incurred, made or acquired, was permitted hereunder). ARTICLE II THE FACILITIES Section 2.1 The Loans. (a) Initial Loans. On the terms and subject to the conditions contained in this Agreement, each Lender, severally but not jointly, agrees to make Loans on the Closing Date in Dollars to the Borrower, in the amount set forth adjacent to such Lender’s name on Schedule I under the caption “Initial Term Loan Commitment”; provided, that the initial Loans shall be funded net of 3.00% original issue discount.

35 (b) Single Draw; No Re-Borrowing of Loans. Company may make only one borrowing under the initial Commitments, which borrowing may only occur on the Closing Date. Once repaid, no portion of the Loans may be re-borrowed. (c) The Borrower shall deliver to the Administrative Agent a Notice of Borrowing not later than 1:00 p.m., New York time, one (1) Business Day before the date of the Closing Date. Such Notice of Borrowing shall specify the following information: (i) the aggregate amount of the borrowing; (ii) the date of such borrowing, which shall be the Closing Date; and (iii) the location and number of the Borrower’s account to which funds are to be disbursed. Section 2.2 Commitment. Each Lender’s initial Commitment shall terminate immediately and fully without further action by any Person upon the funding of such Lender’s initial Commitment on the Closing Date. Section 2.3 Repayment of Loans. The Borrower promises to repay the entire unpaid principal amount of the Loans on the Maturity Date. Section 2.4 Prepayments. (a) Optional Prepayments. (i) Notice. Subject to clause (ii) below, the Borrower may prepay the outstanding principal amount of any Loan advanced to it in whole or in part at any time by delivering at least one Business Day’s prior written notice (a “Voluntary Prepayment Notice”) to the Administrative Agent. Each such Voluntary Prepayment Notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loans (or portion thereof) to be prepaid on such date, provided that a Voluntary Prepayment Notice may be conditioned upon the effectiveness of other credit facilities or financings or other events, in which case such Voluntary Prepayment Notice may be revoked by the Borrower by notice to the Administrative Agent if such condition is not satisfied. (ii) Optional Prepayments of Loans. The Loans may be prepaid by the Borrower in whole or in part, subject to the obligation to pay the Yield Maintenance Premium described in Section 2.5 below if such prepayment occurs on or before the Yield Maintenance Premium Expiration Date. After delivery of the Voluntary Prepayment Notice described in clause (i) above, subject to the conditions set forth in such Voluntary Prepayment Notice, the Borrower shall have the right at any time and from time to time to prepay the Loans, in each case, in whole or in part, subject to the requirements of this Section 2.4; provided such partial prepayment shall be in an amount not less than $500,000 or, if less, the outstanding principal amount of the Loans. Each prepayment made pursuant to this clause (ii) shall be accompanied by (A) accrued interest to the date of such payment on the amount prepaid and (B) the applicable Yield Maintenance Premium as set forth in Section 2.5, if any, in connection with such prepayment.

36 (b) Mandatory Offer to Prepay. The Borrower shall notify the Administrative Agent by written notice (a “Mandatory Prepayment Notice”) of any prepayment pursuant to this clause (b) not later than 3:00 p.m., eight Business Days before the date of prepayment. The Administrative Agent shall forward any such Mandatory Prepayment Notice to each Lender as soon as practicable thereafter but in any event no later than the immediately following Business Day. Any Lender who wishes to decline a prepayment otherwise required by this clause (b) (a “Declining Lender”) shall notify the Borrower and the Administrative Agent within two Business Days of such Lender’s receipt of the Mandatory Prepayment Notice. In the event that one or more (but not all) Lenders decline such prepayment, then the Borrower shall provide written notice three Business Days prior the date of prepayment to the Lenders that are not Declining Lenders offering to prepay the Loans held by such Lenders in an aggregate amount equal to the amount of the prepayment declined by the Declining Lenders and such Lenders shall accept or decline their ratable portion of this additional prepayment amount (determined based on each such Lender’s proportionate share of the total outstanding Loans of all Lenders that are not Declining Lenders) within one Business Day of receipt thereof by notice to the Borrower and the Administrative Agent, with non-responding Lenders being deemed to have declined such additional offer. Each Mandatory Prepayment Notice shall be irrevocable as to the Loans made by Lenders other than the Declining Lenders and shall specify the prepayment date and the principal amount of the Loans or portion thereof to be prepaid. (i) Material Asset Sales and Material Property Loss Events. Upon receipt after the Closing Date by any Group Members of Net Cash Proceeds arising from (A) any Material Asset Sale or (B) any Material Property Loss Event, the Borrower shall, (x) within five Business Days, deliver the Mandatory Prepayment Notice to the Administrative Agent and, (y) in accordance with the terms of such Mandatory Prepayment Notice, pay or cause to be paid to the Administrative Agent, for the benefit of the Lenders, an amount equal to the amount of such Net Cash Proceeds (which shall be applied to prepay Loans and any Yield Maintenance Premium that may be due pursuant to Section 2.5); provided, however, that, upon any such receipt of Net Cash Proceeds, as long as the conditions set forth in the definition of Permitted Reinvestment are satisfied, any Group Member may make Permitted Reinvestments with such Net Cash Proceeds and the Borrower shall not be required to make or cause such payment to be made to the extent (1) such Net Cash Proceeds are intended to be used to make Permitted Reinvestments, (2) such Net Cash Proceeds are deposited directly to, and remain in, a Controlled Deposit Account until such Permitted Reinvestment is made, and (3) on each Reinvestment Prepayment Date for such Net Cash Proceeds, the Borrower shall deliver a Mandatory Prepayment Notice to the Administrative Agent, agreeing to pay or cause to be paid to the Administrative Agent, for the benefit of the Lenders, an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Prepayment Date, together with any accrued and unpaid interest and any Yield Maintenance Premium that may be due pursuant to Section 2.5. (ii) Non-Permitted Debt and Refinancing Debt. If any Indebtedness shall be issued or incurred by the Borrower or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 7.6, except to the extent such Indebtedness is incurred as a Permitted Refinancing of or otherwise intended by the Borrower to refinance any Obligations), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied to the prepayment of the Loans on the date of such incurrence together with any accrued and unpaid interest and any Yield Maintenance Premium that may be due pursuant to Section 2.5. Nothing in this section shall be

37 construed to permit or waive any Default or Event of Default resulting from the incurrence of Indebtedness not otherwise permitted under Section 7.6. (iii) Change of Control. Upon the occurrence of a Change of Control, the Borrower shall (A) deliver the Mandatory Prepayment Notice to the Administrative Agent and, (B) in accordance with the terms of such Mandatory Prepayment Notice, pay or cause to be paid to the Administrative Agent, for the benefit of the Lenders, an amount equal to 100.0% of the outstanding principal amount of the Loans, in each case together with any accrued and unpaid interest and any Yield Maintenance Premium or Change of Control Premium, as applicable, that may be due pursuant to Section 2.5. (c) Application of Prepayments. Any prepayments made to the Administrative Agent pursuant to Section 2.4 shall be applied to the Obligations in accordance with Section 2.9, giving effect to any waiver of such payments by Declining Lenders as set forth in Section 2.4. Each prepayment made pursuant to Section 2.4 shall be accompanied by (i) accrued interest to the date of such payment on the amount prepaid and (ii) any applicable Yield Maintenance Premium as set forth in Section 2.5, if any, in connection with such prepayment. Section 2.5 Yield Maintenance Premium. (a) Without duplication of amounts owed pursuant to the last two sentences of Section 8.2 and subject to Section 2.5(b)below, in the event all or any portion of the Loans are prepaid or repaid for any reason (including optional prepayments, mandatory prepayments or repayment following an acceleration of the Loans or upon the occurrence or during the continuance of an Event of Default (including upon the occurrence of any event specified in Sections 8.1 or 8.2)), or if the maturity of the Loans shall be accelerated, in each case on or prior to the Yield Maintenance Premium Expiration Date, such prepayments or repayments shall be accompanied by the Yield Maintenance Premium, and for the avoidance of doubt, any acceleration of the maturity of the Loans, whether or not an Insolvency Proceeding has commenced, shall constitute, at such time, a deemed prepayment of the Loans in full under Section 2.4(a)(ii) and this Section 2.5 (without the giving of notice otherwise required under Section 2.4) for the purpose of determining the amount of the Yield Maintenance Premium owed by the Borrower. The parties hereto acknowledge and agree that, in light of the impracticality and extreme difficulty of ascertaining actual damages, the Yield Maintenance Premium is intended to be a reasonable calculation of the actual damages that would be suffered by the Lenders as a result of any such prepayment or repayment. The parties hereto further acknowledge and agree that the Yield Maintenance Premium is not intended to act as a penalty or to punish the Borrower for any such prepayment. “Yield Maintenance Premium” means, on the date of the applicable repayment (or deemed repayment) of the Loans, (a) if such repayment or deemed repayment occurs prior to December 27, 2026 (the “Yield Maintenance Premium Expiration Date”), the difference of (x) the aggregate amount of interest (including interest accruing at the Default Rate, if applicable), that would have otherwise been payable from the date of prepayment, repayment, or acceleration through the Yield Maintenance Premium Expiration Date on the prepaid, repaid, or accelerated principal amount, minus (y) the aggregate amount of interest the Lenders would earn if the relevant principal amount of the affected Loans was reinvested for the period from the date of the occurrence of such prepayment, repayment, or acceleration until the Yield Maintenance Premium Expiration Date at the Treasury Rate plus 50 basis points.

38 (b) Notwithstanding anything to the contrary in this Agreement, to the extent all or any portion of the Loans are prepaid or repaid prior to the Yield Maintenance Premium Expiration Date pursuant to a mandatory prepayment under Section 2.4(b)(iii) that occurs as a result of an event or series of events under clause (b) of the definition of Change of Control, no Yield Maintenance Premium shall be owed by the Borrower and, instead, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Lenders, a prepayment premium equal to 1.00% of the aggregate outstanding principal amount of the Loan on the date of the prepayment or repayment (the “Change of Control Premium”). (c) For the avoidance of doubt, the Administrative Agent shall have no obligation to calculate or otherwise ascertain the Yield Maintenance Premium or the Change of Control Premium. Section 2.6 Interest. (a) Rate. All Loans and the outstanding amount of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, at a rate per annum equal to the Applicable Rate. (b) Payments. Interest accrued shall be payable in cash in arrears (i) if accrued on the principal amount of any Loan, (A) at maturity (whether by acceleration or otherwise), (B) upon the payment or prepayment of the principal amount on which such interest has accrued, and (C) on the last day of each calendar quarter ending after the Closing Date, commencing on March 31, 2024 (each such date, an “Interest Payment Date”), and (ii) if accrued on any other Obligation, on demand after the time such Obligation is due and payable (whether by acceleration or otherwise). (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere in any Loan Document, effective (i) immediately upon the occurrence of any Event of Default under Sections 8.1(a), (b), (g), (h) or (i), and (ii) upon the election by the Required Lenders during the occurrence and continuance of any other Event of Default, in each case, for as long as such Event of Default shall be continuing, the principal balance of all Obligations (including any Obligation that bears interest by reference to the rate applicable to any other Obligation) shall bear interest at a rate that is 2% per annum in excess of the interest rate applicable to such Obligations from time to time, payable on demand or, in the absence of demand, on the date that would otherwise be applicable (such rate that includes such excess, the “Default Rate”). (d) Maximum Rate. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are subject to being included in the applicable maximum lawful rate (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the

39 operation of this Section 2.6(d) shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount shall have been received by such Lender. Section 2.7 Agency Fees. The Borrower agrees to pay fees as described in the Agency Fee Letter. Section 2.8 Application of Payments. (a) Application of Voluntary Prepayments. Unless otherwise provided in this Section 2.8 or elsewhere in any Loan Document or in any Voluntary Prepayment Notice, all payments and any other amounts received by the Administrative Agent (other than the Yield Maintenance Premium) from or for the benefit of the Borrower as a voluntary prepayment of the Loans pursuant to Section 2.4(a) shall be applied first, to repay the outstanding principal balance of the Loans, pro rata to the outstanding Loans of each Lender, and then, any excess shall be returned to the Borrower. (b) Application of Other Prepayments. Subject to the provisions of clause (c) below with respect to the application of payments during the continuance of an Event of Default, any payment made by the Borrower to the Administrative Agent pursuant to Section 2.4(b) or any other prepayment of the Obligations required to be applied in accordance with this clause (b) shall be applied first, to repay the outstanding principal balance of the Loans of Lenders who are not Declining Lenders, pro rata among such Loans (with amounts declined by the Declining Lenders and subsequently declined by the remaining Lenders pursuant to Section 2.4(b), to be retained by the Borrower), and, then, any excess shall be returned to the Borrower. (c) Application of Payments During an Event of Default. The Borrower hereby irrevocably waives, and agrees to cause each other Loan Party to waive, the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any Obligation and any proceeds of Collateral and agrees that, notwithstanding the provisions of clause (a) above, the Administrative Agent, upon either (i) the direction of the Required Lenders or (ii) the termination of any Commitment or the acceleration of any Obligation pursuant to Section 8.2, shall apply all payments in respect of any Obligation, all funds on deposit in any Cash Collateral Account and all other proceeds of Collateral first, to pay Obligations in respect of any cost or expense reimbursements, fees or indemnities then due to the Administrative Agent, second, to pay Obligations in respect of any cost or expense reimbursements, fees or indemnities then due to the Lenders, third, to pay interest then due and payable in respect of the Loans, fourth, ratably to repay the outstanding principal amounts of the Loans and fifth, to the ratable payment of all other Obligations and, then, any excess shall be returned to the Borrower. (d) Application of Payments Generally. If sufficient amounts are not available to repay all outstanding Obligations described in any priority level set forth in this Section 2.8, the available amounts shall be applied, unless otherwise expressly specified herein, to such Obligations ratably based on the proportion of the Secured Parties’ interest in such Obligations. Any priority level set forth in this Section 2.8 that includes interest shall include all such interest, whether or not accruing after the filing of any petition in bankruptcy or the commencement of any

40 insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding. Section 2.9 Payments and Computations. (a) Procedure. The Borrower shall make each payment to be made by it under any Loan Document not later than 12:00 noon on the day when due to the Administrative Agent by wire transfer to the Payment Office in immediately available Dollars and without setoff or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the Lenders entitled thereto, in accordance with the application of payments set forth in Section 2.8. The Lenders shall make any payment under any Loan Document in immediately available Dollars and without setoff or counterclaim. Payments received by the Administrative Agent after 1:00 p.m. shall, in the discretion of the Administrative Agent, be deemed to be received on the next Business Day. (b) Computations of Interests and Fees. All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination of an interest rate or the amount of a fee hereunder shall be made by the Administrative Agent and shall be conclusive, binding and final for all purposes, absent manifest error. (c) Payment Dates. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day without any increase in such payment as a result of additional interest or fees; provided, however, that such interest and fees shall continue accruing as a result of such extension of time. Section 2.10 Evidence of Debt. (a) Records of Lenders. Each Lender shall maintain in accordance with its usual practice accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In addition, each Lender having sold a participation in any of its Obligations or having identified an SPV as such to the Borrower, acting as a non-fiduciary agent of the Borrower solely for this purpose and solely for tax purposes, shall establish and maintain at its address referred to in Section 10.11 (or at such other address as such Lender shall notify the Borrower) a record of ownership, in which such Lender shall register by book entry (i) the name and address of each such participant and SPV (and each change thereto, whether by assignment or otherwise) and (ii) the rights, interest or obligation of each such participant and SPV in any Obligation, in any Commitment and in any right to receive any payment hereunder, including the amount of any principal or interest due from, and payable or paid by, the Borrower with respect to any Obligation (the “Participant Register”). (b) Records of Administrative Agent. The Administrative Agent, acting as non-fiduciary agent of the Borrower solely with respect to the actions described in this

41 Section 2.10, shall establish and maintain at its address referred to in Section 10.11 (or at such other address as the Administrative Agent may notify the Borrower) (i) a record of ownership (the “Register”) in which the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loans advanced to the Borrower and any assignment of any such interest, obligation or right and (ii) accounts in the Register in accordance with its usual practice in which it shall record (A) the names and addresses of the Lenders (and each change thereto pursuant to Section 2.13 (Substitution of Lenders) and Section 10.2 (Assignments and Participations; Binding Effect)), (B) the Commitments of each Lender, (C) the amount of each Loan advanced to the Borrower, and (D) the amount of any principal or interest due from, and payable or paid by, the Borrower. (c) Registered Obligations. Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing such Loans) and their assignees in and to such Loans, as the case may be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 2.10 and Section 10.2 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). (d) Prima Facie Evidence. The entries made in the Register and in the accounts maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable Requirements of Law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that no error in such account and no failure of any Lender or the Administrative Agent to maintain any such account shall affect the obligations of the Borrower to repay the Loans in accordance with their terms. In addition, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender, for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for inspection by the Borrower, the Administrative Agent or such Lender at any reasonable time and from time to time upon reasonable prior notice. (e) Notes. Upon any Lender’s request, the Borrower shall promptly execute and deliver Notes to such Lender evidencing the Loans and Commitments of such Lender and substantially in the form of Exhibit B; provided, however, that only one Note shall be issued by the Borrower to each Lender, except (i) to an existing Lender exchanging existing Notes to reflect changes in the Register relating to such Lender, in which case the new Notes delivered to such Lender shall be dated the date of the original Notes and (ii) in the case of loss, destruction or mutilation of existing Notes and similar circumstances (it being understood that in the case of any lost or destroyed existing Note, the Borrower shall be entitled to reasonable and appropriate indemnification therefor from the Lender seeking replacement thereof). Each Note, if issued, shall only be issued as means to evidence the right, title or interest of a Lender or a registered assignee in and to the related Loan, as set forth in the Register, and in no event shall any Note be considered a bearer instrument or obligation.

42 Section 2.11 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation in any such Loan; and the result of any of the foregoing shall be to increase the cost to such Lender or Administrative Agent of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or Administrative Agent hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or Administrative Agent, the Borrower will pay to such Lender or Administrative Agent, as the case may be, such additional amount or amounts as will compensate such Lender or Administrative Agent, as the case may be, for such additional costs incurred or reduction suffered, upon receipt of the certificate referred to in the next sentence. Such Lender or Administrative Agent shall deliver to Company (in the case of a Lender, with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Person under this Section 2.11(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error. (b) Capital Adequacy and Liquidity Adjustment. In the event that any Lender shall have determined that (i) any Change in Law regarding capital adequacy or liquidity requirements, or (ii) compliance by any Lender (or its applicable lending office) or any company controlling such Lender with any Change in Law regarding capital adequacy or liquidity, has or would have the effect of reducing the rate of return on the capital of such Lender or any company controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Commitments, or participations therein or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling company could have achieved but for such Change in Law (taking into consideration the policies of such Lender or such controlling company with regard to capital adequacy and liquidity), then from time to time, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling company on an after tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a certificate from such Lender, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.11(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error. The

43 Borrower shall pay the amount shown as due on any such certificate within ten days after receipt thereof. (c) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.11 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.12 Taxes. (a) Payments to Be Free and Clear. All sums payable by or on behalf of any Loan Party hereunder and under the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax. (b) Withholding of Taxes. If any Loan Party, Administrative Agent, or any other Person (acting as a withholding agent) is (in such withholding agent’s reasonable good faith discretion) required by law to make any deduction or withholding on account of any Tax from any sum paid or payable by any Loan Party to Administrative Agent or any Lender under any of the Loan Documents: (i) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement promptly after Borrower becomes aware of it; (ii) Borrower, Administrative Agent, or any other Person (acting as a withholding agent) shall be entitled to pay or cause to be paid any such Tax in accordance with applicable law; and (iii) if such Tax is an Indemnified Tax, the sum payable by such Loan Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment (including for any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12), Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment for Indemnified Taxes been required or made. (c) Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (the “Foreign Lender”) shall, to the extent such Foreign Lender is legally entitled to do so, deliver to Borrower and Administrative Agent, on or prior to the Closing Date (in the case of each Foreign Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment pursuant to which it becomes a Foreign Lender (in the case of each other Foreign Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (i) two copies of Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8ECI, W- 8EXP and/or W-8IMY (or, in each case, any successor forms), properly completed and duly executed by such Foreign Lender, and such other documentation required under the Code, Treasury Regulations, or other applicable law or reasonably requested by Borrower or

44 Administrative Agent to establish that such Foreign Lender is not subject to (or is subject to a reduced rate of) deduction or withholding of U.S. federal income tax with respect to any payments to such Foreign Lender of principal, interest, fees or other amounts payable under any of the Loan Documents, or (ii) if such Foreign Lender is claiming the benefits of the exemption for portfolio interest under Section 881(c)(3) of the Code, (x) two copies of Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8IMY (or, in each case, any successor form) and (y) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Ultimate Parent within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Ultimate Parent as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) properly completed and duly executed by such Lender; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner. Each Lender that is a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (a “U.S. Lender”) shall deliver to Administrative Agent and Borrower on or prior to the Closing Date (or, if later, on or prior to the date on which such Lender becomes a party to this Agreement) two copies of Internal Revenue Service Form W-9 (or any successor form), properly completed and duly executed by such U.S. Lender, certifying that such U.S. Lender is entitled to an exemption from U.S. backup withholding tax, or otherwise prove that it is entitled to such an exemption. Each Lender required to deliver any forms, certificates or other evidence with respect to U.S. federal income tax withholding matters pursuant to this Section 2.12(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Borrower two new copies of Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, W-8IMY, and/or W-9 (or, in any case, any successor form), or a U.S. Tax Compliance Certificate and two copies of Internal Revenue Service Form W-8BEN, W-8BEN-E, or W-8IMY (or, in each case, any successor form), as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Code and reasonably requested by Borrower or Administrative Agent to confirm or establish that such Lender is not subject to deduction or withholding of U.S. federal income tax with respect to payments to such Lender under the Loan Documents, or notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence. (d) FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of

45 the preceding sentence of this clause (d), “FATCA” shall include any amendments made to FATCA after the date hereof. (e) Payment of Other Taxes by Loan Parties. Without limiting the provisions of Section 2.12(b), the Loan Parties shall timely pay to the relevant Governmental Authorities in accordance with applicable law or, at the option of Administrative Agent timely reimburse it for the payment of, all Other Taxes. (f) Indemnification by Loan Parties. The Loan Parties shall jointly and severally indemnify Administrative Agent and any Lender for the full amount of any Indemnified Taxes (including any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12, until the Lender or Administrative Agent, as applicable, receives an amount equal to the sum it would have received had such Indemnified Taxes not been imposed) paid or payable by Administrative Agent or Lender or any of their respective Affiliates or required to be withheld or deducted from a payment to Administrative Agent or Lender or any of their respective Affiliates and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party (with a copy to Administrative Agent) shall be conclusive absent manifest error. Such payment shall be due within ten days of such Loan Party’s receipt of such certificate. (g) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent for (i) Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent therefor and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.2(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Such payment shall be due within ten days of such Lender’s receipt of such certificate. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this paragraph (g). (h) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.12, such Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (i) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.12 (including by the payment of additional amounts

46 pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.12 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (i) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (j) Survival. Each party’s obligations under this Section 2.12 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.13 Substitution of Lenders. (a) Substitution Right. In the event that any Lender (an “Affected Lender”), (i) makes a claim under clause (a) (Increased Costs) or (b) (Increased Capital Requirements) of Section 2.11, (ii) makes a claim for payment pursuant to Section 2.12(b) (Taxes), or (iii) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Required Lenders (or at least 50% of the directly affected Lenders) is obtained but that requires the consent of other Lenders, the Borrower may substitute for such Affected Lender any Lender or any Affiliate or Approved Fund of any Lender or any other Eligible Assignee (in each case, a “Substitute Lender”). (b) Procedure. To substitute such Affected Lender, the Borrower shall deliver a notice to the Administrative Agent and such Affected Lender. The effectiveness of such substitution shall be subject to the delivery to the Administrative Agent by the Substitute Lender (provided that any Yield Maintenance Premium and/or assignment fee may be paid by the Borrower notwithstanding anything to the contrary in this Agreement) of (i) payment for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such substitution, all Obligations owing to such Affected Lender with respect to such Facility (including those that will be owed because of such payment (including, in the case of such substitution any Yield Maintenance Premium as if such payment were a prepayment of the Loans of such Affected Lender) and all Obligations that would be owed to such Lender if it was solely a Lender in such Facility), (ii) payment of the assignment fee set forth in Section 10.2(c), (iii) an Assignment or such other assignment and assumption agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower whereby the Substitute

47 Lender shall, among other things, agree to be bound by the terms of the Loan Documents and assume any remaining unfunded Commitment of the Affected Lender under such Facility, (iv) applicable tax forms and administrative details to the extent the Substitute Lender is not then currently a Lender, and (v) delivery to the Borrower any Note in the possession of the Affected Lender with respect to such Facility; provided, however, that the failure of any Affected Lender to execute any such Assignment or deliver any such Note shall not render such sale and purchase (or the corresponding Assignment) invalid. (c) Effectiveness. Upon satisfaction of the conditions set forth in clause (b) above, the Administrative Agent shall record such substitution in the Register, whereupon (i) the Affected Lender shall be relieved of, and the Substitute Lender shall have assumed, all rights and claims of such Affected Lender under the Loan Documents with respect to such Facility, except that the Affected Lender shall retain such rights expressly providing that they survive the repayment of the Obligations and the termination of the Commitments and (ii) the Substitute Lender shall become a “Lender” hereunder having a Commitment in such Facility in the amount of such Affected Lender’s Commitment in such Facility. Section 2.14 Add-On Debt. (a) Requests. The Borrower may request by written notice to the Lenders and the Administrative Agent (each such request, an “Add-On Debt Request”) that additional term Loans and/or term loan Commitments be made under this Agreement from time to time by one or more Lenders (and/or their Affiliates) and/or any new Lenders that would constitute Eligible Assignees of existing Loans under Section 10.2 (each such new Lender, a “New Add-On Lender” and collectively with each such Initial Lender or Affiliate, the “Add-On Lenders”) in an aggregate incremental principal amount not to exceed $100,000,000 during the term of this Agreement (each, an “Add-On Debt Facility” and, collectively the “Add-On Debt Facilities”), so long as such Add-On Debt Facility is approved by the Required Lenders and each of the conditions set forth in clause (b) below are satisfied with respect to any such Add-On Debt Request. (b) Conditions and Terms. (i) The Add-On Debt Request shall set forth (A) the amount of the Add- On Debt Facility being requested (which shall be in a minimum amount of $10,000,000 and multiples of $5,000,000 in excess thereof and shall be denominated in Dollars) (B) the proposed effective date (the actual effective date being referred to herein as the “Add-On Effective Date”) of such Add-On Debt Facility (which, unless otherwise agreed by the Required Lenders before giving effect to such Add-On Debt Facility, shall not be less than ten (10) Business Days nor more than one hundred twenty (120) days after the date of such notice), and (C) any other information required to be included therein pursuant to the Right of First Offer. (ii) Each of the Lenders shall be entitled to the MFN Protection and each of the Initial Lenders shall be entitled to the Right of First Offer with respect to any requested Add- On Debt Facility. (iii) Add-On Debt Facility obligations and related guarantees shall (A) rank pari passu with or junior to the Loans in right of payment, (B) not be guaranteed by any

48 Person unless such Person has also guaranteed the other Obligations, (C) be secured on a pari passu basis with the other Obligations and included as Loans under this Agreement and the other Loan Documents (and the security and guarantees shall be covered under the Guaranty and the Security Agreement, respectively, with the Administrative Agent acting on behalf of all Lenders, including the Add-On Lenders, ratably, and the Add-On Lenders and the other Lenders shall share ratably in the proceeds of Collateral), (D) not be secured by any collateral other than the Collateral securing the Obligations, (E) have a final maturity date equal to or later than the Maturity Date, (F) not have amortization, (G) not have prepayments other than prepayments that apply ratably to the other then-existing Loans, and (H) comply with the MFN Protection. Except as otherwise required or permitted in the immediately preceding clauses (A) to (H) above, to the extent the terms of the Add-On Debt Facility differ from the terms applicable to the Loans under this Agreement, the terms and conditions of such Add-On Debt Facility (excluding interest rate margins, rate floors, discounts, premiums, and fees, which shall be determined by the Borrower and the applicable Lenders thereunder, except as limited by the MFN Protection) shall not be more restrictive to the Borrower and its Subsidiaries (when taken as a whole) than the terms and conditions of this Agreement (when taken as a whole) (except for covenants or other provisions applicable only to periods after the Maturity Date) (it being understood that (1) to the extent that any financial maintenance covenant is added pursuant to the terms governing any Add-On Debt Facility, the terms and conditions of such Add-On Debt Facility will be deemed not to be more restrictive than the terms and conditions of this Agreement if such financial maintenance covenant is also added for the benefit of the existing Lenders in this Agreement and (2) no consent shall be required from the Administrative Agent or any other Lenders (subject to any approval of the Required Lenders as provided above) for terms or conditions that are more restrictive than this Agreement if such terms are added for the benefit of the Lenders in this Agreement). (iv) Before and after giving pro forma effect to such Add-On Debt Facility (assuming that any commitments thereunder are fully funded) (A) no Event of Default shall have occurred and be continuing or would result therefrom and (B) the Subsidiaries of the Borrower shall be in compliance with all applicable Senior Financial Covenants as of the last day of the most recently ended Fiscal Year or Fiscal Quarter for which financial statements have been delivered under Section 5.1 as of the date of, and after giving effect to, such Add-On Debt Facility and any New Project Acquisition occurring prior to or concurrently therewith, in each case, as certified by a Senior Financial Officer of the Borrower attaching reasonable supporting detail and calculations demonstrating satisfaction of the foregoing clause (B). (v) Upon the effectiveness of any Add-On Debt Facility, (A) this Agreement shall be amended to the extent reasonably necessary to reflect the existence of such Add-On Debt Facility, and any New Add-On Lender joinder agreement or amendment may effect such amendments to this Agreement and the other Loan Documents, in each case as may be necessary or appropriate, in the reasonable opinion of the Required Lenders, the Administrative Agent and the Borrower, to effectuate the provisions of this Section 2.14, and (B) as of each Add- On Effective Date, before and after giving effect to the applicable Add-On Debt Facility, the representations and warranties in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties to the extent already qualified or modified by materiality or Material Adverse Effect in the text thereof) on and as of such Add-On Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

49 ARTICLE III CONDITIONS PRECEDENT Section 3.1 Conditions Precedent to Closing Date. This Agreement is subject to the satisfaction or due waiver by the Initial Lenders of each of the following conditions precedent: (a) Certain Documents. The Initial Lenders and the Administrative Agent shall have received on or prior to the Closing Date each of the following, each dated the Closing Date unless otherwise agreed by the Initial Lenders, and in form and substance reasonably satisfactory to the Initial Lenders or (solely with respect to the Agency Fee Letter) the Administrative Agent: (i) this Agreement duly executed by the Borrower and, for the account of each Lender having requested the same, by notice to the Borrower received by each at least 3 Business Days prior to the Closing Date (or such later date as may be agreed by the Borrower), Notes conforming to the requirements set forth in Section 2.10(e); (ii) the Security Agreement, duly executed by the Borrower and the Parent Guarantors, together with (A) copies of UCC and other appropriate search reports and of all effective prior filings listed therein, together with evidence of the termination of such prior filings and other documents with respect to the priority of the security interest of the Administrative Agent in the Collateral, in each case as may be reasonably requested by the Initial Lenders, (B) all documents representing all Securities being pledged pursuant to such Security Agreement and related undated powers or endorsements duly executed in blank, and (C) a properly completed Perfection Certificate; (iii) the Guaranty Agreement, duly executed by the Guarantors; (iv) the Agency Fee Letter, duly executed by the Borrower, which shall be in form and substance reasonably satisfactory to the Administrative Agent; and (v) a funds flow memorandum in connection with the transfer of funds to any party on the Closing Date in connection with the closing of the Transactions, which shall be in form and substance reasonably satisfactory to the Initial Lenders; (b) Legal Opinions. The Administrative Agent and the Initial Lenders shall have received on or prior to the Closing Date, duly executed customary opinions of counsel to the Loan Parties, each dated the Closing Date (unless otherwise agreed by the Initial Lenders), addressed to the Administrative Agent and the Lenders and addressing such matters as are reasonable and customary and satisfactory to the Initial Lenders. (c) Organizational Documents. The Administrative Agent and the Initial Lenders shall have received on or prior to the Closing Date, a copy of the Organizational Documents of each Loan Party, including any such Organizational Document that is on file with any Governmental Authority in any jurisdiction, certified as of a recent date by such Governmental Authority, together with, if applicable, certificates attesting to the good standing of such Loan Party in such jurisdiction, each in form and substance reasonably satisfactory to the Initial Lenders.

50 (d) Certificates of the Loan Parties. The Administrative Agent and the Initial Lenders shall have received on or prior to the Closing Date, in form and substance reasonably satisfactory to the Initial Lenders: (i) a certificate of the secretary or other officer of each Loan Party dated as of the Closing Date in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver any Loan Document, (B) the Organizational Documents of such Loan Party attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, and (C) the resolutions of the board of directors or other appropriate governing body of such Loan Party approving and authorizing the execution, delivery and performance of each Loan Document to which such Loan Party is a party; (ii) a certificate of a Responsible Officer of the Borrower, dated as of the Closing Date to the effect that each condition set forth in Section 3.1(h) and (j) is satisfied; and (iii) a certificate of a Responsible Officer of the Borrower dated as of the Closing Date certifying that (A) the Ultimate Parent and its Subsidiaries, on a consolidated basis, and (B) the Borrower and its Subsidiaries, on a consolidated basis, in each case are Solvent after giving effect to the Loans, the Transactions, the application of the proceeds thereof in accordance with Section 6.10 and the payment of all estimated legal, accounting and other fees and expenses related hereto and thereto. (e) Financial Statements. The Lenders shall have received on or prior to the Closing Date, (i) the following interim monthly financial statements for the period commencing on July 1, 2023 and ending on September 30, 2023, (A) pro forma consolidated and consolidating balance sheets of the Ultimate Parent and its Subsidiaries requested by the Initial Lenders, (B) pro forma consolidated and consolidating income statements of the Ultimate Parent and its Subsidiaries requested by the Initial Lenders and (C) pro forma consolidated and consolidating cash flow statements of the Ultimate Parent and its Subsidiaries requested by the Initial Lenders, and (ii) the Initial Model, in each case in form and substance reasonably satisfactory to the Initial Lenders. (f) Patriot Act. Not less than two (2) Business Days prior to the Closing Date, the Borrower shall have delivered to the Initial Lenders and Administrative Agent all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; Title III of Pub. L. 107-56 (signed into law October 26, 2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced. (g) Fees and Expenses. There shall have been (or the Borrower shall have made reasonable arrangements to pay) paid to the Administrative Agent, for the account of the Administrative Agent, its Related Persons, and any Lender, as the case may be, all fees and all reimbursements of costs or expenses (including legal fees and disbursements), in each case due and payable under any Loan Document on or before the Closing Date if, but only if, in the case of such costs and expenses, such costs and expenses shall have been invoiced to the Borrower at least one Business Day prior to the Closing Date or are set forth in the agreed upon funds flow as of the

51 Closing Date. All such amounts will, at the option of the Borrower, be paid with proceeds of the Loans made on the Closing Date. (h) No Material Adverse Effect. There shall not have occurred since December 31, 2022, any event, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. (i) Request. The Administrative Agent and the Initial Lenders shall have received a written and duly executed and completed Notice of Borrowing with respect to the Loans. (j) Representations and Warranties; No Defaults. Before and after giving effect to the Loans to be made on the Closing Date, the representations and warranties in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties to the extent already qualified or modified by materiality or Material Adverse Effect in the text thereof) on and as of the Closing Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date. On the Closing Date, no Default shall have occurred and be continuing or would occur from the making of the Loans on the Closing Date. (k) Insurance. Administrative Agent and the Initial Lenders shall have received in form and substance reasonably satisfactory to the Required Lenders, (i) evidence that adequate insurance, including casualty and liability insurance, umbrella insurance coverage and any other insurance required to be maintained under this Agreement or any other Loan Documents, is in full force and effect, (ii) insurance certificates issued by the Borrower’s insurance broker containing such information regarding the Borrower’s casualty and liability insurance policies as the Initial Lenders shall request and naming Administrative Agent as an additional insured and/or lenders loss payee, as applicable, and (iii) loss payable endorsements issued by the Borrower’s insurer naming Administrative Agent as lenders loss payee, as applicable. The representations and warranties set forth in any Notice of Borrowing (or any certificate delivered in connection therewith) shall be deemed to be made again on and as of the date of the relevant Loan and the Borrower’s acceptance of the proceeds thereof. Section 3.2 Determinations of Borrowing Conditions. For purposes of determining compliance with the conditions specified in Section 3.1, each Lender shall be deemed to be satisfied with each document and each other matter required to be satisfactory to such Lender unless, prior to the Closing Date, the Administrative Agent receives written notice from such Lender specifying such Lender’s objections. Section 3.3 Conditions Precedent to Funding. The obligation of each Lender to make any Loan on or after the Closing Date is subject to the satisfaction or due waiver of each of the following conditions precedent at the time of such Loan: (a) the representations and warranties in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties to the extent already qualified or modified by materiality or Material Adverse Effect in the text thereof) on and as of the date of the making of such Loan or,

52 to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; (b) on the date of the making of such Loans, no Default shall have occurred and be continuing or would occur from the making of the Loans on such date; and (c) the Administrative Agent and the Lenders shall have received a Notice of Borrowing in accordance with this Agreement. Each request for a Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of the making of such Loan as to the satisfaction of the requirements specified in subsections (a) through (d), both inclusive, of this Section 3.3. ARTICLE IV REPRESENTATIONS AND WARRANTIES To induce the Lenders and the Administrative Agent to enter into the Loan Documents, the Borrower, on its own behalf and on behalf of each other Group Member, as applicable, represents and warrants to each of them each of the following on and as of each date applicable pursuant to Section 3.1 and Section 3.3: Section 4.1 Organization, Power and Authority. Each Loan Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Loan Party has the organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the other Loan Documents to which it is a party and to perform the provisions hereof and thereof. Section 4.2 Authorization, Etc. This Agreement and the other Loan Documents have been duly authorized by all necessary organizational action on the part of the Loan Parties, and this Agreement constitutes, and upon execution and delivery thereof the Loan Documents will constitute, a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each Loan Document has been duly executed and delivered by the applicable Loan Parties signatories thereto. Section 4.3 Disclosure. As of the Closing Date, no report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information and information of a general economic or industry nature) to any of the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), when taken as a

53 whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial information, the Borrower represents, as of the Closing Date, that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material. Section 4.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) On the Closing Date, all of the outstanding Equity Interests of the entities shown in Schedule 4.4 as being owned by the Parent Guarantors and the Borrower have been validly issued, are fully paid and non-assessable and are owned by the Parent Guarantors or the Borrower, as the case may be, free and clear of any Lien that is prohibited by this Agreement. (b) Schedule 4.4 contains (except as noted therein) complete and correct lists of (i) the Subsidiaries of the Borrower, and (ii) the first-tier direct Subsidiaries of each other Loan Party, in each case on the Closing Date and showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Loan Parties and each other Subsidiary. (c) Each entity listed in Schedule 4.4 is a corporation, limited liability company, limited partnership or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited liability company, limited partnership or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary of the Borrower has the corporate, limited liability company, limited partnership or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except in each case where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) No Subsidiary of the Borrower is subject to any material legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 4.4 and customary limitations imposed by corporate, limited liability company or limited partnership law or similar statutes and except in each case such restriction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) restricting the ability of such Person to pay dividends out of profits or make any other similar distributions of profits to the Borrower or any other Subsidiaries that own outstanding shares of the Equity Interests of such Person. Section 4.5 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Loan Party or any Subsidiary of the Borrower under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other

54 agreement or instrument to which any Loan Party or any Subsidiary of the Borrower is bound or by which any Loan Party or any Subsidiary of the Borrower or any of their respective properties may be bound or affected (including the Organizational Documents of each Loan Party and Subsidiary of the Borrower), (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Loan Party or its Subsidiaries, (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Loan Parties and their respective Subsidiaries (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 4.15, solely to the extent that they apply to Loan Parties and their respective Subsidiaries) or (d) violate any provision of the charter, limited liability company agreement, limited partnership agreement or other Organizational Document of the Loan Parties and each Subsidiary of the Borrower, in each case, except to the extent that such failure or such violation, default or right, or imposition of a Lien, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Section 4.6 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Agreement or the other Loan Documents, except for the filings, recordings and actions contemplated by Section 4.16 and except to the extent that the failure to obtain or make such consent, approval, authorization, registration, filing or declaration, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; provided that authorization of, or registration, filing or declaration with Governmental Authorities may be required in connection with the exercise of certain remedies available in response to an Event of Default. Section 4.7 Litigation; Observance of Statutes and Orders. Except as disclosed on Schedule 4.7, (a) there are no actions, suits, investigations or proceedings pending or, to the knowledge of any Loan Party or any Subsidiary, threatened against or affecting any Loan Party or any Subsidiary or any property of any Loan Party or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (b) neither the Borrower nor any other Loan Party nor any Subsidiary is (i) as of the Closing Date, in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 4.15), which in each case of clauses (i), (ii) and (iii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.8 Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Ultimate Parent and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and (b) have paid all Taxes shown to be due and payable on such returns and all other Taxes levied upon them or their respective properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any Taxes (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability

55 or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the relevant Loan Party or Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the charges, accruals and reserves on the books of the Ultimate Parent and its Subsidiaries in respect of U.S. federal, state or other Taxes for all fiscal periods are adequate in accordance with GAAP. Section 4.9 Title to Property; Leases. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Loan Party and each of the Subsidiaries of the Borrower have good and sufficient title to their respective properties, in each case free and clear of Liens prohibited by this Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all leases are valid and subsisting and are in full force and effect in all respects. Section 4.10 Licenses, Permits, Intellectual Property, Etc. On the Closing Date, each Loan Party and each of their respective Subsidiaries own or possess all licenses, Permits, franchises, authorizations, and Intellectual Property, including all rights to all of the foregoing that are necessary to conduct their business, without known conflict with the rights of others, except for any lack of such ownership or possession or those conflicts, in each case, that, individually or in the aggregate, would not have a Material Adverse Effect. Section 4.11 Compliance with Employee Benefit Plans. (a) Each Plan has been operated and administered in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect: (i) no Loan Party nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA); and (ii) no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any Loan Party or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Loan Party or any ERISA Affiliate in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code, pursuant to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan. (b) The Ultimate Parent and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect. (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Loan Party has any Non-U.S. Plans. Section 4.12 Use of Proceeds; Margin Regulations. The Borrower will apply the proceeds of the Loans hereunder as set forth in Section 6.10. No part of the proceeds from the

56 Loans hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U, or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X or to involve any broker or dealer in a violation of Regulation T. Margin stock does not constitute any of the value of the consolidated assets of the Ultimate Parent and its Subsidiaries and the Borrower does not have any present intention that margin stock will constitute any of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 4.13 Existing Indebtedness; Future Liens. (a) Except with respect to the Obligations, Schedule 4.13(a) sets forth a complete and correct list of all outstanding Material Indebtedness and tax-equity financing facilities of the Ultimate Parent and its Subsidiaries as of the Closing Date (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Loan Party nor any Subsidiary is in default of, and no waiver of default is currently in effect with respect to, the payment of any principal or interest on any Indebtedness of such Loan Party or such Subsidiary and no event or condition exists with respect to any Indebtedness of such Loan Party or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed on Schedule 4.13(b) or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Loan Party nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien prohibited by this Agreement that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien prohibited by this Agreement that secures Indebtedness. (c) Except with respect to the Obligations, neither no Loan Party nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Loan Party or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other Organizational Document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of such Loan Party or such Subsidiary, except as disclosed in Schedule 4.13(c) or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.14 Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. (a) No Loan Party nor any Controlled Entity, or any of their respective directors, officers or, to the knowledge of any Loan Party, employees or agents, is a Blocked Person.

57 (b) No Loan Party nor any Controlled Entity (i) is in violation of any applicable Sanctions, Anti-Money Laundering Laws or applicable Anti-Corruption Laws or (ii) to any Loan Party’s knowledge, is under investigation by any Governmental Authority for possible violation of any applicable Sanctions, Anti-Money Laundering Laws or applicable Anti-Corruption Laws. (c) No part of the proceeds from the Facility hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Loan Party or any Controlled Entity, directly or knowingly (upon due inquiry) indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, in violation of Sanctions, (B) in any manner that would cause any Secured Party to be in violation of any Sanctions or (C) otherwise in violation of any applicable Sanctions Laws; (ii) will be used, directly or knowingly (upon due inquiry) indirectly, in violation of, or in any manner that would cause any Secured Party to be in violation of, any Anti- Money Laundering Laws; or (iii) will be used, directly or knowingly (upon due inquiry) indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, or otherwise in violation of, or in any manner that would cause any Secured Party to be in violation of, any Anti-Corruption Laws. Section 4.15 Status under Certain Statutes. No Loan Party is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Section 4.16 Security Documents. Subject to any limitations set forth in the Security Documents, the Security Documents are (or upon execution on the Closing Date will be) effective to create, in favor of the Administrative Agent for the benefit of the Secured Parties, a legal, valid and enforceable Lien on and security interest in all of the Collateral purported to be covered thereby, and all necessary recordings and filings have been made (or documents have been executed and delivered in a form suitable to be made promptly after the Closing Date) in all necessary public offices, and all other necessary and appropriate action has been taken (or will be taken on or promptly after the Closing Date), including delivery to the Administrative Agent of the certificates evidencing all of the issued and outstanding Equity Interests of the Borrower and any other applicable Subsidiary (to the extent such Equity Interests are permitted to be pledged in favor of the Administrative Agent and are so required to be pledged pursuant to the Security Agreement), so that the security interest created by each Security Document is a perfected Lien on and security interest in all right, title and interest of the Loan Parties in the Collateral purported to be covered thereby, prior and superior to all other Liens (subject, in the case of priority, to (x) Permitted Liens on Collateral other than the Pledged Collateral (as such term is defined in the Security Agreement) represented by certificates, which are prior as a matter of law and (y) with

58 respect to Pledged Collateral represented by certificates, Permitted Liens described in Section 7.5(c) which are prior as a matter of law). Section 4.17 Environmental Matters. (a) No Loan Party nor any Subsidiary is subject to any pending or, to the knowledge of any Loan Party, threatened Environmental Claim or has received any written notice of any Environmental Claim, including any Environmental Claim with respect to the Real Estate and any other respective real properties or other assets now or formerly owned, leased or operated by any of them, except for any Environmental Claims that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) No Loan Party nor any Subsidiary is subject to any violation of or liability pursuant to any Environmental Laws, including for any Release emanating from, occurring on or in any way related to the Real Estate or any other real properties now or formerly owned, leased or operated by any Loan Party or any Subsidiary, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) No Loan Party nor any Subsidiary has treated, stored or disposed any Hazardous Materials on the Real Estate and any other real properties now or formerly owned, leased or operated by any of them in violation of any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) No Loan Party nor any Subsidiary has Released any Hazardous Materials and no Hazardous Materials are present on the Real Estate and any other real properties now or formerly owned, leased or operated by any of them in a manner, quantity or location that would reasonably be expected to result in a liability to, or require investigation, cleanup or other remedial action pursuant to any Environmental Law by, any Loan Party or any Subsidiary that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (e) Each Loan Party and, to the knowledge of each Loan Party, all of the Subsidiaries, and the Real Estate or any other real properties now owned, leased or operated by any Loan Party or any Subsidiary, are in compliance with applicable Environmental Laws, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (f) No Loan Party nor any Subsidiary has retained or assumed, by contract or operation of law, any material liabilities or obligations of any third party arising under Environmental Laws, except where such assumption would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 4.18 Material Project Documents. In each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) Each Material Project Document is in full force and effect in all material respects.

59 (b) Each Material Project Document constitutes the legal, valid and binding obligation of each Loan Party or Subsidiary party thereto and, to the knowledge of each Loan Party, of each other party thereto as of the date hereof, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equitable principles (regardless of whether enforceability is considered in a proceeding in law or equity). (c) No Loan Party nor any Subsidiary is in default under any material term of any Material Project Document to which it is a party, and, to the knowledge of each Loan Party, no counterparty to any Material Project Document is in default under any material term of any Material Project Document. Section 4.19 Solvency. Before and immediately after giving effect to the transactions as contemplated hereunder, (a) the Ultimate Parent and its Subsidiaries, on a consolidated basis, are Solvent, and (b) the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 4.20 No Default or Event of Default. Before and after giving effect to each Loan (and the application of the proceeds thereof), no Default or Event of Default has occurred and is continuing. Section 4.21 No Material Adverse Effect. Since December 31, 2022, no event, circumstance or change has occurred that, individually or in the aggregate, has caused or would reasonably be expected to result in a Material Adverse Effect. Section 4.22 No Construction Projects. (a) The Borrower only owns, directly or indirectly, (1) Projects that have reached mechanical completion (except with respect to any “mechanical completion” for any expansion or re-powering of a Project the Capital Expenditure of which is funded in accordance with Section 7.8) and (2) Permitted Non-Mechanical Completion Projects; (b) The Non-MC Project Ratio does not exceed 10%; and (c) No Project requires any further Capital Expenditures to be made with respect to such Project other than those permitted in accordance with Section 7.8. ARTICLE V REPORTING COVENANTS The Borrower agrees with the Lenders and the Administrative Agent to each of the following, and agrees to cause each other Group Member, as applicable, to comply with the following as long as any Obligation (other than Unasserted Contingent Obligations) or any Commitment remains outstanding. Section 5.1 Financial and Business Information. The Borrower shall deliver to the Lenders (including by delivery to the Administrative Agent for further distribution to the Lenders via the Platform or otherwise):

60 (a) Quarterly Statements: commencing with the Fiscal Quarter ending September 30, 2023, within sixty (60) days after the end of the first three Fiscal Quarters during any Fiscal Year, duplicate copies of: (i) an unaudited consolidated balance sheet of the Ultimate Parent and its Subsidiaries at the end of such quarter, and (ii) the related unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of the Ultimate Parent and its Subsidiaries, for such quarter and (other than in the case of the first quarter) for the portion of the Fiscal Year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; (b) Annual Statements: (i) commencing with the Fiscal Year ending December 31, 2023, within one hundred twenty (120) days after the end of such Fiscal Year, duplicate copies of: (A) a consolidated balance sheet of each of the Ultimate Parent, the APAF Borrower, APAFII and APAFIII and their respective Subsidiaries as at the end of such year, and (B) the related consolidated statements of income, changes in shareholders’ equity and cash flows of the Ultimate Parent, the APAF Borrower, APAFII and APAFIII and their respective Subsidiaries for such year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit (other than (1) solely with respect to, or expressly resulting solely from, an upcoming maturity date under the documentation governing any Indebtedness or (2) any actual or prospective breach of any financial covenant contained in any Indebtedness permitted hereunder)) on which such opinion is based of independent public accountants of recognized national standing, which opinion shall state that such annual financial statements present fairly, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; and (ii) an unaudited consolidated balance sheet of the APAG Borrower and its Subsidiaries as at the end of such year, and

61 (iii) the related unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of the APAG Borrower and its Subsidiaries for such year, all in reasonable detail, prepared in accordance with GAAP applicable to unaudited annual financial statements generally, and a certificate from a Senior Financial Officer certifying that (1) such statements fairly present, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows and (2) none of the Holding Companies owns any assets or has any liabilities other than those arising under the Facility and those otherwise permitted under Section 7.16; (c) Notice of Default or Event of Default - promptly, and in any event within five (5) days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 8.1(f), a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto; (d) Employee Benefit Matters - promptly, and in any event within ten (10) days after a Responsible Officer becoming aware of any of the following that would reasonably be expected to result in a Material Adverse Effect, a written notice setting forth the nature thereof and the action, if any, that the Borrower or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that would result in the incurrence of any liability by the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions; (e) Notices from Governmental Authority - promptly, and in any event within thirty (30) days of receipt thereof, copies of any notice to the Borrower or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; (f) Material Project Documents - promptly, and in any event within ten (10) Business Days after acquiring knowledge thereof, notice of any of the following events to the extent that it would reasonably be expected to have a Material Adverse Effect: (i) any termination or amendment, modification, supplement, variance, waiver or consent of or under any Material

62 Project Document (including a copy of such amendment, modification, supplement, variance, waiver or consent), (ii) any breach or default under any Material Project Document, or (iii) any event of force majeure asserted under any Material Project Document and lasting more than ten (10) Business Days, accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto; (g) Notices of Environmental Claim - promptly, and in any event within ten (10) Business Days after acquiring knowledge thereof, written notice of any Environmental Claim against the Borrower, its Subsidiaries or any Project Company that could reasonably be expected to result in a Material Adverse Effect; (h) Material Adverse Effect; Proceedings - promptly, and in any event within ten (10) days after acquiring knowledge thereof, notice of any (i) matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, or (ii) filing or commencement of any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority, (A) against the Borrower, any Subsidiary or any Parent Guarantor that would reasonably be expected to result in a Material Adverse Effect or (B) with respect to any Loan Document; (i) Senior Reporting - except to the extent already provided pursuant to the foregoing requirements of this Article V, on the same date as provided by any Group Member or its Affiliate to, or received by any Group Member or its Affiliate from, any holders of any Senior Indebtedness, in each case in the same form, and as and when required or otherwise delivered under any applicable Senior Financing Documents, copies of each of the following: (A) compliance certificates certifying to the calculation of any applicable financial covenants under such Senior Financing Documents, (B) financing statements and cash flow projections, (C) any amendment, waiver, consent, supplement, or other modification of any applicable Senior Financing Documents, (D) any notice of any “distribution lock-up”, “cash trap”, “springing control” under any account control agreements, or any similar events, and (E) any notice of default, reservation of rights, exercise of creditor remedies, demand letter, or other written correspondence regarding actual, potential or threatened litigation or similar claims or proceedings; (j) Requested Information - with reasonable promptness, such other material financial data and information in the possession of the Loan Parties and their Subsidiaries relating to the business, operations, affairs, financial condition, assets or properties of the Loan Parties and their Subsidiaries or materially relating to the ability of any Loan Party to perform its obligations under any Loan Documents as from time to time may be reasonably requested by the Administrative Agent or any Lender through the Administrative Agent; (k) Annual Budget - at least 30 days prior to the end of each Fiscal Year, an annual budget for the APAG Borrower and its Subsidiaries for the next Fiscal Year in form and substance mutually agreed to by the Required Lenders and the Borrower; and (l) Quarterly Model Updates – within 45 days after the Required Lenders reasonable request (but no more frequently than quarterly), an updated version of the Initial Model for the Borrower and its Subsidiaries.

63 Section 5.2 Officer’s Compliance Certificate. Each set of financial statements delivered to the Lenders after the Closing Date pursuant to Section 5.1(a) or Section 5.1(b) shall be accompanied by a Compliance Certificate of a Responsible Officer substantially in the form of Exhibit D certifying (a) that attached are true, correct and complete copies of compliance certificates delivered to the lenders under the Senior Financing Documents with respect to all then applicable Senior Financial Covenants, and (b) that a review of the activities of the Borrower during the applicable fiscal period in respect of which such financial statements were delivered has been made under the supervision of the signing Responsible Officer with a view to determining whether the Borrower has kept, observed, performed and fulfilled its respective obligations under this Agreement, and further stating, as to each such Responsible Officer signing such certificate, that to the best of his or her knowledge the Borrower has kept, observed, performed and fulfilled each and every covenant contained in this Agreement and is not in default in the performance or observance of any of the terms, provisions and conditions of this Agreement (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Borrower is taking or proposes to take with respect thereto). Such certificate shall also include a list of all Subsidiaries that are “Non-Recourse Parties” (as such term or any equivalent term is defined in any applicable Senior Financing Documents as of the date of such certificate). In the event that the Borrower has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 1.3) as to the period covered by any such financial statement, such Responsible Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election. Section 5.3 Visitation. Each Loan Party shall permit the representatives of each Lender (provided that such visitation rights will be coordinated with all Lenders at the direction of the Required Lenders): (a) No Default - if no Default or Event of Default then exists, upon reasonable prior notice to such Loan Party and during reasonable business hours, to visit the principal executive offices of such Loan Party, to discuss the affairs, finances and accounts of such Loan Party with such Loan Party’s officers, and (with the consent of such Loan Party, which consent will not be unreasonably withheld, conditioned or delayed), such Loan Party’s independent public accountants, and (with the consent of such Loan Party, which consent will not be unreasonably withheld, conditioned, or delayed) to visit the other offices and properties of such Loan Party, all at reasonable times and as often as may be reasonably requested in writing but in any event no more than once per calendar year at the Borrower’s expense unless otherwise agreed to by the Borrower in writing; and (b) Default - if a Default or Event of Default then exists, in each case at the expense of the Borrower, to visit and visually inspect any of the offices or properties of any Loan Party, to examine all of their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, directors and independent public accountants (and by this provision the Borrower authorizes said accountants to discuss the affairs, finances and accounts of the Borrower), all at such times and as often as may be requested. Section 5.4 Certain Qualifications.

64 (a) Notwithstanding the foregoing, the obligations in Section 5.1(a) and (b) above may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the Form 10-K or 10-Q (or the equivalent), as applicable, of the Borrower (or a parent company thereof) filed with the SEC within the applicable time periods required by applicable law and regulations, (B) the consolidated financial statements of the Borrower and its Subsidiaries, or (C) the financials of Ultimate Parent; provided that (i) to the extent such information relates to a parent company of the Borrower, including Ultimate Parent (unless such parent company is a predecessor of the Borrower for the applicable reporting period), such information is accompanied by consolidating information, which may be unaudited, that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand (including an audited annual or unaudited quarterly, as applicable, reconciliation for the Borrower and its Subsidiaries), and (ii) to the extent such information referred to in clauses (A), (B) or (C) above is in lieu of information required to be provided under Section 5.1(b) above, such materials are accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit (other than (1) solely with respect to, or expressly resulting solely from, an upcoming maturity date under the documentation governing any Indebtedness) or (2) any actual or prospective breach of any financial covenant contained in any Indebtedness permitted hereunder (including any applicable Senior Financial Covenants)) on which such opinion is based of independent public accountants of recognized national standing, which opinion shall state that such annual financial statements present fairly, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances. (b) Documents required to be delivered pursuant to this Article V may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). The Administrative Agent shall have no obligation to request the delivery of (except at the request of the Required Lenders) or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. (c) Notwithstanding anything to the contrary herein, neither the Borrower nor any Subsidiary shall be required to deliver, disclose, permit the inspection, examination or making of copies of or excerpts from, or any discussion of, any document, information, or other matter (i) that constitutes non-financial Trade Secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by applicable law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product, (iv) with respect to which any Loan Party owes confidentiality obligations (to the extent not created in contemplation of such Loan Party’s

65 obligations under this Article V) to any third party or (v) that relates to any investigation by any Governmental Authority to the extent (x) such information is identifiable to a particular individual and the Borrower in good faith determines such information should remain confidential or (y) the information requested is not factual in nature. Section 5.5 Lenders Meetings. Ultimate Parent and the Borrower will, upon the reasonable request of the Required Lenders participate in a meeting of Lenders no more frequently than once during each Fiscal Quarter to be held at Ultimate Parent’s corporate offices (or at such other location as may be agreed to by Ultimate Parent and the requesting Lenders or, if agreed to by the requesting Lenders in their reasonable discretion, via a conference call or other teleconference or virtual meeting) at such time as may be agreed to by the requesting Lenders and Ultimate Parent. ARTICLE VI AFFIRMATIVE COVENANTS. The Borrower agrees with the Lenders and the Administrative Agent to each of the following, and agrees to cause each other Group Member, as applicable, to comply with the following as long as any Obligation (other than any Unasserted Contingent Obligations) or any Commitment remains outstanding: Section 6.1 Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, and Environmental Laws) and will obtain and maintain in effect all licenses, certificates, Permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case except to the extent failure to comply with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, Permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that, without limiting Section 7.4, (a) compliance with applicable Sanctions shall be in all respects, (b) compliance with applicable Anti-Corruption Laws and applicable Anti-Money Laundering Laws shall be in all material respects and (c) the origination, administration and servicing in respect of any consumer-related contracts of any Loan Party or its Subsidiaries shall be conducted in compliance in all material respects with all applicable Requirements of Law (including, without limitation, laws, rules and regulations relating to usuary, credit protection and privacy). Section 6.2 Insurance. Each Loan Party will, and will cause each Subsidiary of the Borrower to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 6.3 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary of the Borrower to, maintain and keep its respective properties in good repair, working

66 order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that this Section 6.3 shall not prevent any Loan Party or any Subsidiary of the Borrower from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Loan Parties have concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.4 Payment of Taxes and Claims. Each Loan Party will, and will cause each Subsidiary of the Borrower to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all Taxes shown to be due and payable on such returns and all other Taxes imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Loan Party or any Subsidiary of the Borrower; provided that neither any Loan Party nor any Subsidiary of the Borrower need to file any such returns or pay any such Tax or claim if (i) the amount, applicability or validity thereof is being contested by such Loan Party or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Loan Party or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Loan Party or such Subsidiary or (ii) the non-filing of any such returns or nonpayment of any such Taxes and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.5 Legal Existence, Etc. Subject to Section 7.2, each Loan Party will at all times preserve and keep its corporate or organizational existence in full force and effect. Subject to Section 7.2, each Loan Party will at all times preserve and keep in full force and effect the corporate, limited liability company, limited partnership or other organizational existence of each Subsidiary of the Borrower (unless merged into the Borrower or a Wholly-Owned Subsidiary in accordance with this Agreement) and all rights and franchises of each Loan Party and Subsidiary of the Borrower unless, in the good faith judgment of the Borrower, the termination of or failure to preserve and keep in full force and effect such organizational existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect. Section 6.6 Books and Records. Each Loan Party will, and will cause each Subsidiary of the Borrower to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be. Each Loan Party will, and will cause each Subsidiary of the Borrower to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. Section 6.7 Further Instruments and Acts. Each Loan Party will, at its own expense, co- operate and obtain all consents and take all necessary actions to ensure that the Administrative Agent, on behalf of the Secured Parties, has and continues to have in all relevant jurisdictions duly and validly created, attached, perfected and enforceable first priority (subject to Permitted Liens that, pursuant to applicable law, are entitled (but not contractually granted by any Loan Party) to a higher priority than the Liens of the Administrative Agent) Liens on the Collateral described in

67 the Security Documents (including after-acquired Collateral), subject to no Liens other than Permitted Liens. Subject to applicable limitations set forth in the Security Documents, each Loan Party shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and shall take all necessary steps to protect and enforce its title and the title of the Administrative Agent to the Collateral and shall do all things in connection therewith as may be necessary or reasonably requested by the Administrative Agent or the Required Lenders to implement and effectuate the provisions of the Security Documents. The Borrower will ensure that any New Parent Guarantor shall execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, a joinder to the Guaranty Agreement. Section 6.8 Separateness. Comply with the following: (a) each Loan Party shall maintain accounts separate from those of the other Group Members and any other Affiliate of the Group Members (including the other Loan Parties) with commercial banking institutions and will not commingle their funds with those of the other Group Members or any other Affiliate of the Group Members (including the other Loan Parties); (b) each Loan Party shall, and shall cause each Subsidiary of the Borrower to, act solely in its name and through its duly authorized officers, managers, representatives or agents in the conduct of its businesses; (c) each Loan Party shall, and shall cause each Subsidiary of the Borrower to, conduct in all material respects its business solely in its own name, in a manner not misleading to other Persons as to its identity (without limiting the generality of the foregoing, all oral and written communications (if any), including invoices, purchase orders, and contracts); and (d) each Loan Party shall, and shall cause each Subsidiary of the Borrower to, obtain proper authorization from member(s), director(s), manager(s) and general partner(s) as required by its limited liability company agreement, partnership agreement or other constituent document, as applicable, for all of its limited liability company actions, partnership actions or corporate actions, as applicable. Section 6.9 Compliance with Organizational Documents. Each Loan Party will, and will cause each Subsidiary of the Borrower to, comply with the provision of its Organizational Documents, except to the extent that the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.10 Use of Proceeds. The proceeds of the Loans, including loans made under any Add-On Debt Facility, shall be used by the Borrower solely for (a) the APAG Borrower’s (or its Subsidiaries’) required equity investments in financing one or more New Project Acquisitions, (b) the repayment of any outstanding Indebtedness owed by any of the Borrower’s Subsidiaries, (c) working capital and general corporate purposes of the Borrower or any of its Subsidiaries, (d) the payment of transaction expenses and other fees, costs and expenses incurred by the Loan Parties in connection with the consummation of the Transactions and (e) permitted Restricted Payments to fund working capital, development or general corporate purposes of any Group Members otherwise in accordance with the limitations set forth in this Agreement. For the avoidance of doubt, to the extent that the Borrower is to make a Restricted Payment or Investment

68 with the proceeds of such Loans under the Facility, such Restricted Payment or Investment will be subject to the Borrower being permitted by the terms of the Loan Documents, including Section 7.7 and 7.10 of this Agreement, to make such Restricted Payment or Investment. Section 6.11 Priority of Obligations. This Agreement, and the obligations evidenced hereby, are and will at all times rank in right of payment at least pari passu, without preference or priority, with all other senior Indebtedness of each Loan Party, whether now existing or hereafter outstanding. Section 6.12 Distribution of Cash. Subject to (a) compliance with the respective Organizational Documents of each Subsidiary of the Borrower, (b) compliance with the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which such Subsidiary is a party or by which it or any of its property or assets is bound (including, without limitation any then outstanding Senior Financing Documents, any Material Project Document and any applicable tax-equity documents), (c) compliance with applicable law and (d) with respect to any such Subsidiary that is not a Domestic Subsidiary, if not resulting in a material adverse tax consequence, the Borrower shall cause the available cash and Cash Equivalents of each such Subsidiary (after giving effect to the establishment of any operational and other reserves in the reasonable judgment of such Subsidiary) to be distributed to the Borrower (including interim distributions from lower tier Subsidiaries to intervening holding companies for ultimate distribution to the Borrower) no less frequently than on a quarterly basis. Section 6.13 Ultimate Parent Development Subsidiaries. The Borrower shall cause each U.S. organized Ultimate Parent Development Subsidiary that directly owns Projects that have reached substantial completion and commercial operation to become a Subsidiary of the Borrower as promptly as reasonably practicable, but in any event within twelve months (or such later period as the Borrower in its reasonable discretion shall determine in consultation with the Required Lenders) upon the latest to occur of the following: such Ultimate Parent Development Subsidiary (including all such Ultimate Parent Development Subsidiary’s Projects) (i) achieves substantial completion, (ii) achieves commercial operation, or (iii) has received its final funding from its respective tax equity financing arrangement. Section 6.14 Additional Guarantors. The Borrower shall (a) notify the Administrative Agent and the Lenders at any time that any Person (i) becomes a Wholly-Owned Subsidiary of the Borrower after the Closing Date, and (ii) with respect to any Subsidiary previously designated or deemed designated as an Excluded Subsidiary, ceases to an Excluded Subsidiary in accordance with the definition thereof (including by reason of becoming a Wholly-Owned Subsidiary of Holdings or ceasing to be a lessee or borrower in respect of any related tax equity financings or Senior Indebtedness, as the case may be), and (b) promptly after any such event (and in any event within 30 days), cause such Person (other than any such Person that is or becomes an Excluded Subsidiary in accordance with the definition thereof prior to the expiration of such 30 day period) to (1) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty Agreement or such other Guaranty as the Required Lenders shall deem appropriate for such purpose, and (2) deliver to the Administrative Agent documents of the types referred to in clauses (d) and (e)(i) of Section 3.1 all in form, content and scope reasonably satisfactory to the Required Lenders.

69 Section 6.15 Additional Collateral. In furtherance and not in limitation of the foregoing, each Loan Party signatory to the Security Agreement shall take such actions as the Administrative Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations are secured, to the extent required under the Loan Documents, by first priority Liens in and upon the property of the Borrower and the Parent Guarantors (subject only to Liens permitted under this Agreement and the relative priorities thereof). Section 6.16 Further Assurance. (a) The Loan Parties will promptly cure, or cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any acts or failure to act by any Group Member or any of Group Member’s Subsidiaries or any employee or officer thereof. (b) Each of the Loan Parties acknowledges that neither they nor any other Group Member is authorized to file any financing statement or amendment or termination statement with respect to any financing statement relating to the Collateral without the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders) and agrees that it will not do so without the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders), subject to such Person’s rights under Section 9-509(d)(2) of the UCC. Section 6.17 Post-Closing Matters. Each Loan Party shall, and shall cause each of its Subsidiaries to, as applicable, satisfy the requirements set forth on Schedule 6.17 on or before the respective date specified for each such requirement or such later date as is agreed to by the Required Lenders in their sole discretion. ARTICLE VII NEGATIVE COVENANTS The Borrower agrees with the Lenders and the Administrative Agent to each of the following, and agrees to cause each other Group Member, as applicable, to comply with the following, as long as any Obligation (other than any Unasserted Contingent Obligations) or any Commitment remains outstanding: Section 7.1 Transactions with Affiliates. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except (a) Restricted Payments permitted under Section 7.7 or Permitted Investments or transactions permitted by Section 7.2 or Section 7.6(g), (b) customary payments by the Borrower and its Subsidiaries to a direct or indirect parent of the Borrower made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the Borrower, in good faith and are not in excess of $500,000 in any year, (c) transactions in connection with any tax-equity financing facilities, (d) the issuance of Equity Interests of the Borrower to Holdings, (e) pursuant to the

70 reasonable requirements of the Borrower’s and its Subsidiaries’ business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate or (f) in the ordinary course and pursuant to shared facilities, shared services, interdependent operations or similar arrangements in the ordinary course of business and consistent with past practice. Section 7.2 Merger, Consolidation, Etc. Neither the Borrower nor any Parent Guarantor will consolidate with or merge with any other Person or enter into any limited liability plan of division or transaction involving a division or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person without the consent of the Required Lenders. Section 7.3 Line of Business. The Borrower will not, and will not permit any Subsidiary of the Borrower to, engage in any business if, as a result, the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, are engaged on the Closing Date; provided that any expansion or re-powering of an existing Project that is otherwise permitted herein shall not constitute a change from the general nature of the business in which the Borrower and its Subsidiaries, take as a whole, are engaged on the Closing Date. Section 7.4 Sanctions: Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person) or own or control a Blocked Person or (b) have any direct or indirect investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Loans) with any Person if such investment, dealing or transaction (i) would cause such Loan Party, such Controlled Entity or any Secured Party to be in violation of Sanctions or (ii) would cause such Loan Party or such Controlled Entity to be in violation of applicable Anti-Corruption Laws or applicable Anti-Money Laundering Laws. Section 7.5 Liens. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any asset or property of such Loan Party or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except (each, a “Permitted Lien”): (a) (i) Liens pursuant to any Loan Document, (ii) Liens granted to secured the APAG Facility as in effect on the Closing Date, and (iii) Liens existing as of the Closing Date disclosed on Schedule 7.5; (b) solely with respect to the Subsidiaries of the Borrower constituting “Loan Parties” (or any equivalent term) under any Senior Financing Documents (and including a Lien over the Equity Interests issued by the applicable borrower under such Senior Financing Documents) with respect to Senior Indebtedness incurred in accordance with Section 7.6(b) and subject to the limitation on Liens with respect to Senior Financing Documents set forth in

71 Section 7.6(b), Liens securing Senior Indebtedness (including Permitted Refinancings thereof) permitted pursuant to Section 7.6(b); (c) Liens for Taxes that are not overdue for a period of more than sixty (60) days or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of such Loan Party or any such Subsidiary to the extent required in accordance with GAAP; (d) Liens imposed by law, including carriers’, warehousemen’s, utilities’, mechanics’, materialmen’s and repairmen’s Liens incurred in the ordinary course of business, and do not secure Indebtedness for borrowed money, either for amounts not yet due or for amounts being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (e) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, liability or casualty insurance to such Loan Party or any such Subsidiary; (f) Liens, deposits or pledges incurred or created in the ordinary course of business or under applicable law in connection with or to secure the performance of bids, tenders, contracts, leases, statutory obligations, surety bonds or appeal bonds; (g) minor defects, easements, rights of way, zoning restrictions, irregularities, encumbrances (other than for borrowed money or exclusive licenses to Intellectual Property) and clouds on title, any interest or title of a licensor, lessor or sublicensor or sublessor under any license or sublicense and statutory Liens incurred in the ordinary course of business and that do not materially impair the value or use of the property affected for the purpose for which title was acquired; (h) Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets; provided that such Liens will be subject to customary Lien waivers upon the making of progress payments; (i) Liens (i) securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.1(j) or (ii) securing appeal or other surety bonds related to such judgments; (j) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of applicable law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions; (k) Liens (i) on cash advances or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.10 to be applied against

72 the purchase price for such Investment, and (ii) consisting of an agreement for an Asset Sale permitted under Section 7.9, in each case, solely to the extent such Investment or Asset Sale, as the case may be, would have been permitted on the date of the creation of such Lien; (l) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Subsidiaries; (m) Liens solely on any cash earnest money deposits made by the Borrower or any Subsidiary thereof in connection with any letter of intent or purchase agreement permitted hereunder, (n) Liens arising from precautionary UCC financing statement or similar filings; (o) Liens to secure any Permitted Refinancing incurred under Section 7.6(a); (p) Liens granted by any such Subsidiary (but not the Borrower or APAG) to secure Swap Contracts permitted pursuant to Section 7.14(b); and (q) Liens on such Subsidiaries of the APAF Borrower as described under Section 7.01(g) and 7.01(h) (other than subclause (10), (12) and (13) thereof) of the APAF Facility (as in effect as of the Closing Date). Notwithstanding any of the foregoing to the contrary, (x) neither the Borrower nor any Parent Guarantor may grant consensual Liens on any Collateral securing the Obligations, and (y) neither the Borrower nor any of its Subsidiaries may grant any consensual Lien in violation of Section 7.18. Section 7.6 Indebtedness. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, incur or in any manner become or be liable in respect of any Indebtedness, except: (a) (i) Indebtedness incurred by the Borrower under this Agreement (including the initial Facility and any Add-On Debt Facility), and any Permitted Refinancing thereof (subject in each case to the MFN Protection (other than in respect of any Permitted Refinancing that is unsecured, secured on a structurally or contractually junior basis to the Facility, or non-recourse to the Loan Parties)), and (ii) Indebtedness existing as of the Closing Date and disclosed on Schedule 7.6(a) and any Permitted Refinancing thereof; provided that, in each case, if such Permitted Refinancing of any Indebtedness of the Borrower is to be secured by the Collateral, the holders of such Indebtedness (or an agent on their behalf) shall have entered into Intercreditor Arrangements reasonably satisfactory to the Administrative Agent (acting at the direction of the Required Lenders); (b)

73 (i) solely with respect to the Subsidiaries of the Borrower constituting “Loan Parties” (or any equivalent term describing obligors or grantors of Liens) under the APAF Facility, the Indebtedness incurred or guaranteed by the APAF Borrower and its Subsidiaries under the APAF Facility as of the Closing Date (and any increases to the commitments thereunder or refinancings thereof, subject to (A) compliance with a maximum LTV Ratio (as defined in the APAF Facility as of the Closing Date) of 75% as measured as of the date of incurrence or refinancing of such Indebtedness by such Subsidiaries and (B) the APAF Facility maintaining an Investment Grade Rating after giving pro forma effect to such incurrence or refinancing of Indebtedness as measured as of the date of incurrence or refinancing of such Indebtedness by such Subsidiaries), provided that (1) the aggregate principal amount of Indebtedness under the APAF Facility shall not exceed the aggregate amount outstanding under the APAF Facility on the Closing Date (except by an amount equal to unpaid accrued interest and premium thereon plus fees and expenses reasonably incurred in connection with any such refinancing of the APAF Facility), (2) the APAF Facility shall only be secured by the assets securing the APAF Facility as of the Closing Date, (3) no APAFII Loan Parties shall be Subsidiaries of the APAF Borrower, and (4) no APAFIII Loan Parties shall be Subsidiaries of the APAF Borrower; (ii) subject to Subsidiary Debt Cap Indebtedness not exceeding the Subsidiary Debt Cap at the time of such incurrence or assumption of Indebtedness, solely with respect to the APAFII Loan Parties, the Indebtedness to be incurred or guaranteed by such APAFII Loan Parties after the Closing Date (together with any Permitted Refinancing thereof, the “APAFII Facility”); provided that the aggregate principal amount outstanding under the APAFII Facility at any time shall not exceed $150,000,000; (iii) subject to Subsidiary Debt Cap Indebtedness not exceeding the Subsidiary Debt Cap at the time of such incurrence or assumption of Indebtedness, solely with respect to the APAFIII Loan Parties, the Indebtedness to be incurred or guaranteed by such APAFIII Loan Parties after the Closing Date (together with any Permitted Refinancing thereof, the “APAFIII Facility”); provided that any increase to the aggregate principal amount outstanding under, or refinancing of, the APAFIII Facility after the date on which such Indebtedness is initially incurred shall be subject to the APAFIII Facility maintaining an Investment Grade Rating after giving pro forma effect to such increase or refinancing as measured as of the date of such increase or refinancing; (iv) subject to Subsidiary Debt Cap Indebtedness not exceeding the Subsidiary Debt Cap at the time of such incurrence or assumption of Indebtedness, with respect to a Subsidiary of the Borrower that directly owns a Project, Indebtedness incurred or guaranteed under any debt or tax equity financing facility provided to such Subsidiary by one or more commercial banks or other institutions (including non-bank institutions) that (1) is non-recourse or limited recourse (including with respect to Liens) to such Subsidiary and/or such Subsidiary’s assets only, (2) either (x) has all-in pricing (including margins, fees and premiums) that does not reflect a credit spread in excess of 4.00% as reasonably calculated by the Borrower, or (y) is provided by institutions that, as of the Closing Date, are existing lenders of Senior Indebtedness of the Borrower and its Subsidiaries, and, and (3) is incurred in order to finance (A) the operation of such operating Project, or (B) the funding of tax equity or tax equity buyouts or the monetization of tax credits relating to such operating Project (in each case excluding any Operating Project Holding Company Financing and being referred to herein as a “Limited Recourse Financing”);

74 provided further that (x) the APAF Borrower and its Subsidiaries shall not be permitted to incur any Limited Recourse Financing and (y) Limited Recourse Financing shall only be available in connection with acquisitions or Investments that are not funded with Loans (and Permitted Refinancings thereof); (v) Indebtedness under the APAG Facility as in effect on the Closing Date (and any Permitted Refinancing thereof) in an aggregate principal amount under this clause (v) not to exceed the sum of (A) $200,000,000 plus (B) the aggregate amount of incremental revolving commitments or term loans incurred in an incremental principal amount not to exceed $100,000,000 pursuant to and in accordance with Section 2.14 of the APAG Facility as in effect on the Closing Date; (c) Indebtedness incurred by any Holding Company in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts permitted under the terms of the Loan Documents; (d) Indebtedness incurred by the Borrower or any Subsidiary in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created in the ordinary course of business; provided that any reimbursement obligations in respect thereof are reimbursed within thirty (30) days following the incurrence thereof; (e) obligations in respect of appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any Subsidiary, in each case in the ordinary course of business or consistent with past practice; (f) Indebtedness in respect of Swap Contracts permitted by Section 7.5(p); (g) Indebtedness that is subordinated subject to subordination terms reasonably satisfactory to the Required Lenders; (h) Indebtedness incurred by the Borrower or any Subsidiaries with respect to Cash Management Services; (i) unsecured Indebtedness of the Ultimate Parent and Holdings under the APAG Parent Guarantees and each of the other guarantees issued by the Ultimate Parent in the ordinary course of business consistent with past practice; and (j) unsecured Indebtedness consisting of one or more series of senior or subordinated notes issued by the Ultimate Parent; provided that (i) such Indebtedness is not guaranteed by any of the Subsidiaries of Ultimate Parent, (ii) such Indebtedness does not mature or require any scheduled or mandatory payments of the principal amount thereof prior to the date that is 180 days after the Maturity Date in effect on the issuance date of such Indebtedness, (iii) no indenture or other agreement governing such Indebtedness contains maintenance financial covenants, or any other terms or conditions that, when taken as a whole, are more restrictive than prevailing terms and conditions in the market for similarly sized senior or subordinated note issuances made by issuers that are similarly situated to the Ultimate Parent, (iv) no Event of Default shall be continuing at the time of or after giving effect to the issuance or incurrence of such Indebtedness, and (v) at least 1/3 of the Net Cash Proceeds of such Indebtedness are contributed

75 to the Borrower in exchange for Equity Interests (other than Disqualified Equity Interests) and such Net Cash Proceeds are retained and segregated by the Borrower for use in acquiring or otherwise making Permitted Investments of the type contemplated under clause (g) of the definition of Permitted Investments (such Indebtedness permitted under this clause (j) being referred to as “Permitted Notes Indebtedness”). For purposes of determining compliance with this Section 7.6, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (j) above, the Borrower shall, in its sole discretion, classify or later divide, classify or reclassify all or a portion of such item of Indebtedness or any portion thereof in a manner that complies with this Section 7.6 and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses. Notwithstanding any of the foregoing to the contrary, (x) none of the Loan Parties nor any of their respective Subsidiaries may incur additional Operating Project Holding Company Financing without first complying with the Right of First Offer and the MFN Protection, (y) neither of the Ultimate Parent and Holdings may incur Indebtedness other than Permitted Parent Guarantees and Permitted Notes Indebtedness, and (z) neither the Borrower nor any of its Subsidiaries may grant any consensual Lien in violation of Section 7.18. For avoidance of doubt, the foregoing restriction on incurring Indebtedness shall not restrict any “Excluded Land SPV” (as defined under the Security Agreement) from incurring Indebtedness secured by real property interests owned by such Persons. Section 7.7 Restricted Payments. The Loan Parties shall not, and shall not permit any Subsidiary of the Borrower to, declare or make any Restricted Payment, except: (a) with respect to any such Subsidiary, any Restricted Payment to the Borrower or any Subsidiary of the Borrower that directly owns Equity Interests in such Subsidiary (without limitation of the Borrower’s obligation under Section 6.14); (b) with respect to the Borrower and Holdings, any Restricted Payment to Holdings or the Ultimate Parent (i) to fund a permitted use of proceeds of Loans in accordance with Section 6.10(b), or (ii) to fund working capital and general corporate purposes of the Parent Guarantors and their respective Subsidiaries; provided that (x) before and after giving effect to each such Restricted Payment no Default or Event of Default is continuing and (y) such Restricted Payment is made with the good faith intent to fund legitimate business purposes of the Parent Guarantors and their respective Subsidiaries consistent with past practice (excluding the funding of any Insolvency Proceeding of any Person that is not a Loan Party or funding any retainer to counsel for such purpose) and not for the primary purpose of diverting cash or other assets away from the Liens and claims of the Secured Parties; (c) with respect to APAF and its Subsidiaries, each “Tax Equity Party” (as defined under the APAF Facility as in effect on the Closing Date) may make Restricted Payments to the extent (and to the Persons) required under its applicable “Tax Equity Documents” (as defined under the APAF Facility); and

76 (d) Permitted Tax Distributions so long as (i) such Permitted Tax Distributions are paid using Borrower Available Cash received from taxable income generating operations of the Project Companies, and (ii) no Event of Default is continuing under Section 8.1(a), (b), (g), (h), or (i) or would occur as a result of the payment of such Permitted Tax Distributions. Section 7.8 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make any Capital Expenditures, except for Capital Expenditures that (i)(A) are required in connection with the ordinary maintenance of any Project and (B) are not incurred in connection with the construction, development or expansion of any Project, (ii) are incurred in connection with the expansion or re-powering of any Project that has already reached substantial completion and commercial operation prior to incurring such Capital Expenditure and such Capital Expenditure is funded in full (A) solely with the cash proceeds of a Specified Equity Contribution into the Borrower (and further contributed as equity in the APAG Borrower) using the net proceeds of any issuance of Equity Interests by, or any Indebtedness incurred or issued by, the Ultimate Parent or Holdings from third parties; provided that, the Borrower shall deliver notice to the Administrative Agent and the Lenders at least five (5) Business Days prior to making such Specified Equity Contribution and such notice shall specifically designate such Specified Equity Contribution as being made pursuant to this Section 7.8(ii)(A) or (B) solely by using APAG Borrower Available Cash up to an amount of $25,000,000 in the aggregate or (iii) are incurred in connection with the construction of a Permitted Non-Mechanical Completion Project and such Capital Expenditure is funded in full solely with (A) the cash proceeds of a Specified Equity Contribution into the Borrower using the net proceeds of any issuance of Equity Interests by, or any Indebtedness incurred or issued by, the Ultimate Parent or Holdings from third parties, (B) the proceeds of committed tax equity financings permitted by Section 7.6 or (C) with cash; provided, all Capital Expenditures permitted hereunder shall be subject to Section 6.10. Any Specified Equity Contributions made to fund Capital Expenditure pursuant to Section 7.8(ii)(A) above shall not count as Specified Equity Contributions (or equity contributions of any other type) for any other purpose (including any baskets, growers or other thresholds) under this Agreement. Section 7.9 Asset Sales. The Borrower will not, and will not permit any Subsidiary of the Borrower to, directly or indirectly, consummate any Asset Sale, except the Borrower and any Subsidiary of the Borrower may consummate any Asset Sale so long as (a) such sale is made for fair market value (as determined in good faith by the Borrower) and for consideration consisting of 100% cash and Cash Equivalents, (b) no Default or Event of Default has occurred and is continuing on the date of such Asset Sale, or would occur as a result of such Asset Sale, (c) the APAG Borrower is in pro forma compliance with all then-applicable Senior Financial Covenants as of the last day of the most recently ended Fiscal Year or Fiscal Quarter for which financial statements have been delivered under Section 5.1 as of the date of, and after giving effect to, such Asset Sale, and (d) the Borrower complies with its prepayment obligations under Section 2.4(b)(i) with respect to any Material Asset Sales; provided that no Asset Sale of the APAF Borrower or its Subsidiaries shall be permitted unless consented to by the Required Lenders. Section 7.10 Permitted Investments. The Borrower will not, and will not permit any Subsidiary of the Borrower to, directly or indirectly, make any Investments other than Permitted Investments.

77 Section 7.11 Accounting Changes. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, make any change in accounting treatment and reporting practices except as (a) required by GAAP, consistently applied, or required by applicable law and, to the extent material, disclosed to the Lenders and (b) agreed to by its independent public accountants. Section 7.12 Burdensome Agreements. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, enter into or permit to exist any Contractual Obligation (other than this Agreement, the other Loan Documents, any Senior Financing Documents in respect of any Senior Indebtedness permitted by this Agreement, the financing documents for any Limited Recourse Financing, and any Requirements of Law that are memorialized as Contractual Obligations) that (a) prohibits such Loan Party or any such Subsidiary from creating, incurring, assuming or suffering to exist Liens on the Collateral of such Person for the benefit of the Secured Parties or (b) prohibits the payment of dividends or distributions by the Borrower or any of its Subsidiaries; provided that the foregoing shall not apply to Contractual Obligations which (i)(x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.12) are listed on Schedule 7.12 hereto and (y) to the extent Contractual Obligations permitted by clause (i)(x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Person at the time such Person merges with or into a Loan Party or any such Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person merging with or into a Loan Party or any such Subsidiary, (iii) arise in connection with any action permitted by Section 7.2, (iv) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.6 but solely to the extent any negative pledge relates to the property financed by such Indebtedness, (v) are customary restrictions on Liens in Indebtedness permitted hereunder so long as such Indebtedness permits the first-priority Liens of the Secured Parties on the Collateral, (vi) arise in connection with cash or other deposits permitted under Section 7.10 and limited to such cash or deposit, or (vii) are restrictions imposed by applicable law. Section 7.13 Actions under Organizational Documents. Without having first obtained the consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned or delayed, each Loan Party will not, and will not permit any Subsidiary of the Borrower to, amend, modify or change its Organizational Documents to the extent that such amendment, modification or change would materially and adversely affect the interests of the Lenders. Section 7.14 Speculative Swap Agreements. Each Loan Party will not, and will not permit any Subsidiary of the Borrower to, enter into any Swap Contracts other than: (a) Swap Contracts entered into by such Person designed to hedge against fluctuations in such Person’s exposure to interest rate risk in the ordinary course of business and not for speculative purposes; and (b) Swap Contracts entered into by any Subsidiary of the Borrower (and not any Holding Company) designed to hedge against fluctuations in such Subsidiary’s exposure to energy prices or interest rate risk in the ordinary course of business and not for speculative purposes.

78 Section 7.15 Actions under Senior Indebtedness and Omnibus Facility. Without having first obtained the consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned or delayed, each Loan Party will not, and will not permit any Subsidiary to, amend, modify or change any Senior Financing Documents or the definitive documentation of the Omnibus Facility, in each case, except for any such amendment, modification or change that is not, or is reasonably expected not to be, materially adverse to the interests of the Lenders. Section 7.16 Permitted Activities of the Holding Companies. The Holding Companies shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under this Agreement and the other Loan Documents and Indebtedness expressly permitted to be incurred by the relevant Holding Company pursuant to Section 7.6, (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased (as lessee), or licensed (as licensee) by it other than Liens securing the Obligations and Liens expressly permitted to be incurred by the relevant Holding Company pursuant to Section 7.5, (iii) engage in any business or activity or own any assets other than (A) the Ultimate Parent directly owning and controlling Equity Interests of Holdings (and indirectly owning and Controlling the Equity Interests of Holdings’ Subsidiaries), (B) Holdings owning and controlling Equity Interests of its direct Subsidiaries (and indirectly owning and controlling the Equity Interests of their respective Subsidiaries), (C) the Borrower directly owning and controlling 100% of the Equity Interests of APAG (and indirectly owning and controlling 100% of the Equity Interests of APAG’s Subsidiaries) and any other direct Subsidiary created for purposes of a New Project Acquisition or any other Investment permitted under this Agreement, (D) each of the Holding Companies maintaining bank accounts and cash holdings and performing their respective obligations and activities incidental to the foregoing (including receipt of Restricted Payments from their direct and indirect Subsidiaries), performing obligations under the Loan Documents and performing obligations under contracts governing permitted Indebtedness and Investments, and (E) making Restricted Payments, Investments, and Capital Expenditures to the extent permitted or not prohibited by the Loan Documents, (iv) consolidate with or merge with or into, or dispose all or substantially all its assets to, any Person except as not prohibited by this Agreement and not resulting in any Change of Control, (v) dispose of any Equity Interests of any Subsidiary of the Borrower or any Subsidiary of any other Loan Party to the extent such Equity Interests are pledged in favor of the Secured Parties except as not prohibited by this Agreement and not resulting in any Change of Control, (vi) with respect to the Borrower, create or acquire any Subsidiary or make or own any Investment in any Person except for purposes of consummating New Project Acquisitions or Investments permitted by this Agreement, or (vii) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons in compliance with Section 6.8 of this Agreement. Section 7.17 Control Agreements. The Borrower and the Parent Guarantors shall not, after the Closing Date, establish any new deposit accounts, securities accounts, or other bank accounts, other than Excluded Accounts and those for which a Control Agreement is established prior to depositing any funds or other assets therein. Section 7.18 Anti-Layering Covenant. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Borrower and its Subsidiaries shall not (a) create, incur, assume, suffer, or permit to exist, guaranty, or in any other manner become liable with respect to, any Indebtedness, or (b) create, incur, assume, suffer, or permit to exist any Lien

79 securing any Indebtedness (other than the APAG Facility and the APAF Facilities, in each case as in effect on the Closing Date, and any Permitted Refinancing of any of the foregoing that either refinances the APAG Facility or the applicable APAF Facility in full or is pari passu in right of payment and security with respect to the same collateral securing the APAG Facility or such APAF Facility, as applicable), in either case that is structurally or contractually subordinate or junior in lien priority or in right or ranking of payment in any way in relation to any Senior Indebtedness unless such structurally or contractually subordinated or junior Indebtedness and any related Liens, as applicable, are permitted by the terms of this Agreement and are also structurally or contractually subordinated or junior to the Obligations and Liens securing the same in a manner satisfactory to the Lenders in their sole discretion. ARTICLE VIII EVENTS OF DEFAULT Section 8.1 Event of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Borrower defaults in the payment of any principal on any Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Borrower defaults in the payment of any interest, fees or other monetary obligations under this Agreement or any other Loan Document for more than three (3) Business Days after the same becomes due and payable; or (c) the Borrower defaults in the performance of or compliance with any term contained in Section 5.1, Section 5.2, Section 6.5, Section 6.10, Section 6.12, Section 6.14 or Article VII or any Guarantor defaults in the performance of or compliance with the Guaranty Agreement; or (d) any Loan Party or any Subsidiary defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 8.1(a), 8.1(b) and 8.1(c)) or in any other Loan Document to which it is a party and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Borrower receiving written notice of such default from any Secured Party (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 8.1(d)); provided that, if such default is capable of being cured with such additional time, such 30-day period shall be extended for up to an additional thirty (30) days to the extent that the Borrower and such Loan Party or Subsidiary is diligently pursuing a cure to such default; or (e) any representation or warranty made in writing by or on behalf of any Loan Party or by any officer of any Loan Party in this Agreement or any other Loan Document to which it is a party or any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; provided that, if the facts giving rise to such false or incorrect representation or warranty are capable of being remedied within thirty (30) days, such default is not remedied within such thirty- (30-) day period after the earlier of (i) a Responsible Officer obtaining actual knowledge of such

80 default and (ii) the Borrower receiving written notice of such default from any Secured Party (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 8.1(e)); or (f) (i) any Loan Party or any of their Subsidiaries shall fail to make any required payment beyond the applicable grace period with respect thereto, if any, in respect of any Material Indebtedness, (ii) any Loan Party or any of their Subsidiaries shall fail to observe or perform any other agreement or condition relating to any Material Indebtedness, or any other event occurs, and, in each case, continues beyond, and is not amended, waived or cured before the expiration of, the applicable grace period with respect thereto, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity or (iii) any “event of default”, “termination event” or similar event shall occur under any Swap Contract entered into by any Loan Party or any of their Subsidiaries if the effect of such “event of default”, “termination event” or similar event is to cause termination costs in excess of the greater of (i) $10,000,000 and (ii) the lesser of (A) the amount equal to 30% of APAG Borrower Available Cash for the most recent Measurement Period and (B) $25,000,000 to become due and payable by such Loan Party or such Subsidiary thereunder; provided that, (x) such failure remains unremedied or has not been waived by the holders of such Material Indebtedness and (y) for avoidance of doubt, this Section 8.1(f) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness, or (B) any event requiring a prepayment or offer to purchase pursuant to customary asset sale, casualty or condemnation event, change of control provision or excess cash flow sweeps; or (g) any Loan Party or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Loan Party or any Material Subsidiary, as applicable, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Loan Party or any Material Subsidiary, or any such petition shall be filed against any Loan Party or any Material Subsidiary, as applicable, and such petition shall not be dismissed within sixty (60) days; or

81 (i) any event occurs with respect to any Loan Party or any Material Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 8.1(g) or Section 8.1(h); provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 8.1(g) or Section 8.1(h); or (j) the entry of one or more final judgments or orders for the payment of money aggregating, at the time of determination, in excess of the greater of (i) $10,000,000 and (ii) the lesser of (A) the amount equal to 30% of APAG Borrower Available Cash for the most recent Measurement Period and (B) $25,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against any Loan Party or any Subsidiary and which judgments are not, within sixty (60) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; or (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Borrower or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the Borrower or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iv) the Borrower or any ERISA Affiliate withdraws from any Multiemployer Plan or (v) the Borrower or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Borrower or any Subsidiary thereunder; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 8.1(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or (l) any Lien relating to a material portion of the Collateral purported to be granted to the Administrative Agent pursuant to any of the Loan Documents is, other than pursuant to the terms hereof or thereof, invalid, void, unenforceable or unperfected or ceases to have first priority (subject to Permitted Liens that are, pursuant to applicable law, entitled to priority); or (m) if, at any time, any Loan Document or any provision thereof (including the enforceability thereof) is expressly terminated or repudiated by any Loan Party, ceases to be in full force and effect or is determined to be unenforceable by a court of competent jurisdiction. Section 8.2 Remedies. During the continuance of any Event of Default, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower and in addition to any other right or remedy provided under any Loan Document or by any applicable Requirement of Law, do each or any of the following: (a) declare immediately due and payable all or part of the Obligations (including any accrued but unpaid interest thereon), whereupon the

82 same together with any accrued and unpaid interest and any premiums applicable to payments or prepayments at such time and penalties, shall become immediately due and payable, without presentment, demand, protest or further notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, effective immediately upon the occurrence of any Event of Default specified in Section 8.1(g), (h) or (i) (with respect to the Borrower), the Obligations (including in each case any accrued all accrued but unpaid interest thereon) shall automatically become and be due and payable, without presentment, demand, protest or further notice or other requirement of any kind, all of which are hereby expressly waived by the Borrower, and (b) exercise any other remedies which may be available under the Loan Documents or applicable law. If the maturity of the Loans shall be accelerated under any provision of this Section 8.2 or otherwise, a premium equal to the Yield Maintenance Premium (determined as if the Loans were repaid at the time of such acceleration at the option of the Borrower pursuant to Sections 2.4(a)(ii) and/or 2.5) shall become immediately due and payable, and the Borrower will pay such premium, as compensation to the Lenders for the loss of their investment opportunity and not as a penalty (but as presumed liquidated damages sustained by each Lender in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation, under the circumstances currently existing, of the Lenders’ lost profits as a result thereof), whether or not an Insolvency Proceeding has commenced, and (if an Insolvency Proceeding has commenced) without regard to whether such Insolvency Proceeding is voluntary or involuntary, or whether payment occurs pursuant to a motion, plan of reorganization, or otherwise, and without regard to whether the Loans and other Obligations are satisfied or released by foreclosure (whether or not by power of judicial proceeding), deed in lieu of foreclosure or by any other means. Without limiting the foregoing, any redemption, prepayment, repayment, or payment of the Obligations in or in connection with an Insolvency Proceeding shall constitute an optional prepayment thereof under the terms of Section 2.4(a)(ii) and/or Section 2.5 and require the immediate payment of the Yield Maintenance Premium. THE BORROWER EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE YIELD MAINTENANCE PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower expressly agrees (to the fullest extent may lawfully do so) that: (i) the Yield Maintenance Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) the Yield Maintenance Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Lenders and the Borrower giving specific consideration in this transaction for such agreement to pay the Yield Maintenance Premium; and (iv) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Section 8.3 Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, in full or in part, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent as follows: (a) First, to the payment of all reasonable and documented (in summary form) out-of-pocket costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Administrative Agent and its agents and counsel, and all

83 reasonable expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith and all other amounts (including any reimbursement or indemnification amounts) owed to the Administrative Agent pursuant to the provisions of any Loan Document; (b) Second, to the payment of all other reasonable and documented (in summary form) out-of-pocket costs and expenses of such sale, collection or other realization including compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full; (c) Third, to the payment in full in cash of principal amount of the Obligations, any interest and premium thereon and any breakage, termination or other payments under agreements constituting Obligations and any interest accrued thereon; and (d) Fourth, the balance, if any, to the person lawfully entitled thereto (including the applicable Loan Party or its successors or assigns) or as a court of competent jurisdiction may direct. In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (c) of Section 8.3, the Loan Parties shall remain liable, jointly and severally, for any deficiency. ARTICLE IX THE ADMINISTRATIVE AGENT Section 9.1 Appointment and Duties. (a) Appointment of Administrative Agent. Each Lender hereby appoints Wilmington Trust, National Association (together with any successor Administrative Agent pursuant to Section 9.8) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Loan Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. (b) Duties as Administrative Agent. Without limiting the generality of clause (a) above, the Administrative Agent shall, except as otherwise provided in any Loan Document, have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 8.1(e)(ii) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 8.1(e)(ii) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf

84 of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) [Reserved], (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents at the direction of the Required Lenders (or such other number or percentage of Lenders as shall be expressly required pursuant to the terms of this Agreement); provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for the Administrative Agent for purposes of the perfection and maintaining perfection of all Liens with respect to the Collateral, including any deposit account maintained by the Borrower with, and cash and Cash Equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. (c) Limited Duties. Under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Secured Parties, with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) undertakes to perform such duties and only such duties as are specifically and expressly set forth in this Agreement and shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. Notwithstanding anything contained herein or in any Loan Document to the contrary, the Administrative Agent shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the Liens granted under any Loan Document or any agreement or instrument contemplated hereby or thereby, (ii) the filing, re-filing, recording or continuing any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times, (iii) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to any of the Collateral, or (iv) obtaining, monitoring or continuing any flood insurance policies or for determining whether any flood insurance policies are or should be obtained in respect of the Collateral and each Lender shall be solely responsible for determining whether it requires that any flood insurance policies be obtained in respect of the Collateral and that it will not rely on the Administrative Agent for making such determination or for seeing that any such flood insurance policies are in fact obtained. The actions described in items (i) through (iii) shall be the sole responsibility of the Lenders. Section 9.2 Binding Effect. Each Lender agrees that (i) any action taken by the Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of the Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent

85 or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. Any decision to accelerate the Loans under Section 8.2(a) or (b) upon the occurrence of an Event of Default or to exercise any remedies in connection with any such Event of Default may be given by the Required Lenders. Section 9.3 Use of Discretion. (a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any discretionary action, including with respect to enforcement or collection. Notwithstanding anything contained in this Agreement or the other Loan Document to the contrary, without limiting any rights, protections, immunities or indemnities afforded to the Administrative Agent hereunder (including without limitation this Article IX), phrases such as “satisfactory to the Administrative Agent,” “approved by the Administrative Agent,” “acceptable to the Administrative Agent,” “as determined by the Administrative Agent,” “designed by the Administrative Agent”, “specified by the Administrative Agent”, “in the Administrative Agent’s discretion,” “selected by the Administrative Agent,” “elected by the Administrative Agent,” “requested by the Administrative Agent,” “in the opinion of the Administrative Agent,” and phrases of similar import that authorize or permit the Administrative Agent to approve, disapprove, determine, act, evaluate or decline to act in its discretion shall be subject to the Administrative Agent receiving a direction from the Required Lenders (or such other number or percentage of Lenders as shall be expressly required pursuant to the terms of the Loan Documents). Notwithstanding anything herein to the contrary, the Administrative Agent shall not enter into or agree to any amendment, modification or waiver of any Intercreditor Arrangement, any subordination provision or the Loan Documents pursuant to which Liens are granted on the Collateral without, in each case, the written consent of the Required Lenders. (b) Right Not to Follow Certain Instructions. Notwithstanding clause (a) above, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders against all Indemnified Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. Nothing in this Agreement or any Loan Document shall require the Administrative Agent to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or thereunder. (c) Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent shall not be responsible for the acts or omissions of any agents, subagents or attorneys-in-fact selected without gross negligence or willful misconduct, as determined by a final, non-appealable judgement of a court of competent

86 jurisdiction. Any such Person shall benefit from this Article IX to the same extent as the Administrative Agent with respect to any such delegation, exercise or performance. Section 9.4 Reliance and Liability. (a) The Administrative Agent may, without incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.2, (ii) consult with any of its Related Persons and, whether or not selected by it, any other legal counsel, advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Group Member) and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of any such experts and (ii) conclusively rely and act upon, and shall be protected in acting or refraining from acting upon, any document and information (including those transmitted by electronic transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties, not only as to due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein. (b) The Administrative Agent shall not be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and the Borrower hereby waives and agrees not to assert (and the Borrower shall cause each other Group Member to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of the Administrative Agent (as determined in a final, non-appealable judgment by a court of competent jurisdiction). Without limiting the foregoing, the Administrative Agent: (i) shall not be responsible or otherwise incur liability to any Secured Party or any other Person for any action or omission taken in reliance upon the instructions of the Required Lenders; (ii) shall not be responsible or otherwise incur liability to any Secured Party or any other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; (iii) makes no warranty or representation, and shall not be responsible, to any Secured Party or any other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Loan Parties or any Related Person, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Group Member or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such

87 occurrence or continuation unless it has received a written notice from the Borrower or any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); (v) shall not (A) be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Borrower Competitors, or (B) without limiting the generality of the foregoing, (x) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is a Borrower Competitor or (y) have any liability with respect to or arising out of any assignment, or disclosure of confidential information, to any Borrower Competitor; (vi) shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts; (vii) may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties, not only as to due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein; (viii) if at any time the Administrative Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Collateral), the Administrative Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate, and if the Administrative Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Administrative Agent shall not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect; (ix) shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; and (x) shall have no obligation to ascertain or otherwise determine whether an Applicable Rate Step-Up Triggering Event or Applicable Rate Step-Down Triggering

88 Event has occurred and may conclusively rely upon any notice, evidence or certification with respect thereto delivered pursuant to the provisions in the definitions thereof; Section 9.5 Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any kind of business with, any Group Member or Affiliate thereof as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender” and “Required Lenders”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Required Lenders, respectively. Section 9.6 Lender Credit Decision. Each Lender acknowledges that it shall, independently and without reliance upon the Administrative Agent, any Lender or any of their Related Persons or upon any document solely or in part because such document was transmitted by the Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Group Member and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Section 9.7 Expenses; Indemnities. (a) Each Lender agrees to reimburse the Administrative Agent and each of its Related Persons (to the extent not reimbursed by a Loan Party) promptly upon demand for such Lender’s Pro Rata Share of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Group Member) that may be incurred by the Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any workout, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees to indemnify the Administrative Agent and each of its Related Persons (to the extent not reimbursed by a Loan Party), from and against such Lender’s aggregate Pro Rata Share of the Indemnified Liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Persons to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related

89 Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. (c) Each Lender’s obligations under this Section 9.7 shall survive the termination of the Commitments, the repayment, satisfaction or discharge of all obligations under any Loan Document, the termination of the Loan Documents and the earlier resignation or removal of the Administrative Agent. Section 9.8 Resignation of Administrative Agent. (a) The Administrative Agent may resign at any time by delivering 30 days’ written notice of such resignation to the Lenders and the Borrower. If the Administrative Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Administrative Agent. If, within 30 days after the retiring Administrative Agent having given notice of resignation, no successor Administrative Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint, or petition a court of competent jurisdiction to appoint, a successor Administrative Agent from among the Lenders (so long as such appointed Lender accepts such appointment), provided that, whether or not any successor has been appointed or accepted any such appointment, such resignation shall become effective after the expiration of such period. Each appointment under this clause (a) or clause (b) below shall be subject to the prior written consent of the Borrower, which may not be unreasonably withheld, conditioned or delayed but shall not be required during the continuance of an Event of Default. (b) The Administrative Agent may be removed at any time upon written notice with or without cause by an instrument in writing delivered to the Borrower and the Administrative Agent and signed by the Required Lenders and appointing a successor Administrative Agent. Such removal shall be effective on the date of removal specified in such instrument. (c) Effective immediately upon its resignation or removal, (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring or removed Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document (other than Sections 10.3 and 10.4 hereof) other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 9.3, the retiring or removed Administrative Agent shall take such action as may be reasonably requested of it to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under the Loan Documents. (d) Any corporation or association into which the Administrative Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a

90 whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Administrative Agent is a party, will be and become the successor the Administrative Agent under this Agreement and the other Loan Documents and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act. Section 9.9 Release of Collateral. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender and each Secured Party (without requirement of notice to or consent of any Lender or Secured Party except as expressly required by this Section 9.9 or Section 10.1) to release any Lien held by the Administrative Agent for the benefit of the Secured Parties against (a) any Collateral that is sold by a Loan Party in a sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), (b) any Collateral sold in connection with an exercise of remedies directed by the Required Lenders, (c) any property subject to a Lien permitted pursuant to Section 7.5(d) or (e) and (d) all of the Collateral and all Group Members, upon the occurrence of both (i) the termination of the Commitments and (ii) the payment and satisfaction in full of all Loans, and all other Obligations hereunder that the Administrative Agent has been notified in writing are then due and payable. Each Lender and each Secured Party hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver such documents (in form and substance satisfactory to the Administrative Agent, without representation, recourse or warranty) prepared by the Borrower and to perform other actions reasonably requested by the Borrower to release Liens when and as directed in this Section 9.9. In addition, in the event any Guarantor ceases to be a Subsidiary as a result of a transaction permitted hereunder, (A) such Guarantor shall automatically be released from its obligations under the Guaranty and (B) the Administrative Agent is hereby further irrevocably authorized by each Lender and each other Secured Party (without requirement of notice to or consent of any Lender or any other Secured Party) to take any and all actions reasonably requested by such Guarantor, to give effect to or evidence the release of such Guarantor from its obligations under the Guaranty. Notwithstanding anything contained herein or in the other Loan Documents to the contrary, in no event shall the Administrative Agent be obligated to authorize, execute or deliver any document or instrument evidencing any release, reconveyance or subordination without receipt of a certificate executed by a Responsible Officer of the Borrower certifying that the authorization, execution and delivery of such document or instrument evidencing such release, reconveyance or subordination is authorized or permitted by the terms of this Agreement and the other Loan Documents. Section 9.10 [Reserved] Section 9.11 Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS,

91 IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT HAVE ANY LIABILITY TO THE LOAN PARTIES, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE LOAN PARTIES’ OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF THE ADMINISTRATIVE AGENT IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH ADMINISTRATIVE AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL ANY AGENT HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES). Section 9.12 Erroneous Payments. (a) If Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from Administrative Agent) received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”), such Erroneous Payment shall at all times remain the property of Administrative Agent pending its return or repayment as contemplated below in this Section 9.12 and held in trust for the benefit of Administrative Agent, and such Lender, or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as Administrative Agent may, in its sole discretion, specify in writing), return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from

92 time to time in effect. A notice of Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender and Secured Party (and each of their respective successors and assigns) agrees that if it (or any Payment Recipient who on its behalf) receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 9.12(b). For the avoidance of doubt, the failure to deliver a notice to Administrative Agent pursuant to this Section 9.12(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.12(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender or Secured Party hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Lender or Secured Party under any Loan Document or from any other source, against any amount that Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party;

93 provided that this Section 9.12(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. Further, each party hereto agrees that, in the event a Secured Party is the recipient of an Erroneous Payment and such Secured Party fails to return such Erroneous Payment in accordance with Section 9.12(a), then Administrative Agent shall be entitled to (x) collect from the Borrower or any other Loan Party any Obligations owed by the Borrower or any other Loan Party to such Secured Party up to and including the amount of the Erroneous Payment, plus any other amounts owed by such Secured Party under the indemnification provisions of this Agreement, and (y) exercise its rights and remedies under Section 9.12(c) until Administrative Agent has received all amounts owed by the Secured Party to Administrative Agent pursuant to Section 9.12(a). (e) Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, in no event shall the occurrence of an Erroneous Payment (or the existence of any Erroneous Payment Subrogation Rights or other rights of the Administrative Agent in respect of an Erroneous Payment) result in the Administrative Agent becoming, or being deemed to be, a Lender hereunder or the holder of any Loans hereunder. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.12 shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE X MISCELLANEOUS Section 10.1 Amendments, Waivers, etc. (a) No amendment or waiver of any provision of any Loan Document (other than the Control Agreements) and no consent to any departure by any Group Member therefrom shall be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency (if such amendment is not objected to in writing by Lenders constituting the Required Lenders within 5 Business Days after the Administrative Agent delivers notice thereof to the Lenders) or granting a new Lien for

94 the benefit of the Secured Parties or extending an existing Lien over additional property, by the Administrative Agent and the Borrower, and (y) in the case of any other waiver, consent, or amendment by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower; provided, however, that no amendment, consent or waiver shall, unless in writing and signed by the Borrower and by each Lender directly affected thereby, in addition to any other Person the signature of which is otherwise expressly required pursuant to any Loan Document, do any of the following: (i) increase the Commitment of such Lender or subject such Lender to any additional obligation; (ii) reduce (A) the principal amount of, the interest rate on, or any obligation of the Borrower to repay (but not to prepay), any outstanding Loan owing to such Lender, or (B) any fee or accrued interest payable to such Lender; provided, however, that this clause (iii) does not apply to any change to (including any waiver of) any provision increasing any interest rate or fee during the continuance of an Event of Default or to any payment of any such increase (it being understood that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate or amend Section 2.6(c)); (iii) waive or postpone any scheduled maturity date or other scheduled date fixed for the payment, in whole or in part, of principal of or interest on any Loan or fee owing to such Lender or for the termination of such Lender’s Commitment; provided, however, that this clause (iv) does not apply to (A) any change to any mandatory prepayment, including those required under Section 2.4(b), or (B) any waiver of the applicability of any post-default increases in interest rates; (iv) except as provided in Section 9.9, release all or substantially all of the Collateral or all or substantially all of the value of the Guarantees provided under the Loan Documents; (v) subject to the proviso below, reduce or increase the proportion of Lenders required for the Lenders (or any subset thereof) to take any action or provide any approval or consent hereunder or change the definitions of the terms “Required Lenders”, “Pro Rata Share” or “Pro Rata Outstandings”; (vi) amend Section 9.9 (Release of Collateral), Section 10.9 (Sharing of Payments) or this Section 10.1; (vii) change such Lender’s rights to pro rata payments of the Loans pursuant to Section 2.8 or Section 10.9 or pursuant to any waterfall or similar provision contained in any Security Document; or (viii) contractually subordinate the Obligations or any Lien securing the Obligations, except in connection with any debtor-in-possession financing approved by the Required Lenders in any Insolvency Proceeding; and provided, further, that no amendment, waiver or consent shall affect the rights, protections, immunities, indemnities or duties under any Loan Document of, or any payment to, (x) the

95 Administrative Agent (or otherwise modify any provision of Article IX or the application thereof) unless in writing and signed by the Administrative Agent, or (y) any SPV that has been granted an option pursuant to Section 10.2(f) unless in writing and signed by the Required Lenders and such SPV, in each case, in addition to any signature otherwise required. No amendment, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, that in either case requires the consent or approval of all Lenders, all affected Lenders or the Required Lenders shall be made other than by a solicitation of all Lenders whose consent or approval is required, in a manner that treats all Lenders whose consent or approval is required in the same manner, and that requires that any consent fee or other fees payable to any Lenders in consideration therewith be payable ratably to all Lenders who consent to the requested amendment, termination, waiver or consent. (b) Each waiver or consent under any Loan Document shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party to any Loan Document shall entitle any party hereto to any notice or demand in the same, similar or other circumstances. No failure on the part of any party to any Loan Document to exercise, and no delay in exercising, any right thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Section 10.2 Assignments and Participations; Binding Effect. (a) Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, each Initial Lender and the Administrative Agent. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, the Borrower, the Administrative Agent and each Lender and, to the extent provided in Section 9.10, each other Indemnitee and Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Section 9.8), none of the Borrower or the Administrative Agent shall have the right to assign any rights or obligations hereunder or any interest herein. (b) Right to Assign. Each Lender may sell, transfer, negotiate or assign all or a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans): (i) to any Person meeting the criteria of clause (a) of the definition of the term Eligible Assignee upon the giving of notice to the Administrative Agent; and (ii) to any Person otherwise constituting an Eligible Assignee, subject to any applicable consents required by the definition thereof; provided, however, that (A) such sales must be ratable among the obligations owing to and owed by such Lender with respect to the Facility, and (B) the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans or Commitments subject to any such sale shall be an integral multiple of $5,000,000, unless such sale is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in the Facility or is made with the prior written consent of the Required Lenders and, so long as no Event of Default has occurred and is continuing, the consent of the Borrower (such Borrower consent not to be unreasonably withheld, conditioned or delayed).

96 (c) Procedure. The parties to each sale made in reliance on clause (b) above (other than those described in clause (e) or (f) below) shall execute and deliver to the Administrative Agent (which shall keep a copy thereof) an Assignment, any tax forms required to be delivered pursuant to Section 2.12(c), an administrative questionnaire and any other documents or information reasonably requested by the Administrative Agent and pay (by the assignee) to the Administrative Agent an assignment fee (except in the case of assignments from an existing Lender to an Affiliate or Approved Fund of any such Lender) in the amount of $3,500, which fee may be waived at the sole discretion of the Administrative Agent. Upon receipt of all the foregoing, and conditioned upon such receipt and upon the Administrative Agent, the Borrower and the Required Lenders (to the extent any such consent is required by clause (b) above) consenting to such Assignment, from and after the effective date specified in such Assignment, the Administrative Agent shall record or cause to be recorded in the Register the information contained in such Assignment. (d) Effectiveness. Effective upon the entry of such record in the Register, (i) such assignee shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto except that each Lender agrees to remain bound by Article IX, Section 10.8 (Right of Setoff) and Section 10.9 (Sharing of Payments) to the extent provided in Section 9.10 (Additional Secured Parties)). (e) Grant of Security Interests. In addition to any other assignment or participation permitted pursuant to this Section 10.2, any Lender may assign, pledge and/or grant a security interest in, all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes issued pursuant to Section 2.10, if any, to secure obligations of such Lender including to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Federal Reserve Board and any operating circular issued by such Federal Reserve Bank; provided, that no Lender, as between the Borrower or the Administrative Agent and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further, that in no event shall the applicable Federal Reserve Bank, pledgee or trustee be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder. (f) Participations. (i) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Ultimate Parent, any of its Subsidiaries or any of its Affiliates or any natural person) in all or any part of its Commitments, Loans or in any other Obligation; provided that (1) such Lender’s obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the

97 performance of such obligations and (3) the Loan Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation pursuant to this Section 10.2(f) shall, acting solely for U.S. federal income tax purposes as a non- fiduciary agent of the Borrower, maintain a Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Unless otherwise required by the Internal Revenue Service, any disclosure required by the foregoing sentence shall be made by the relevant Lender directly and solely to the IRS. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of a participation or SPV with respect to any Loan or Commitment for all purposes under this Agreement, notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (ii) The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan, any Note evidencing a Loan in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement, or (C) release all or substantially all of the Collateral under the Security Documents or all or substantially all of the Guarantors from the Guaranty (in each case, except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such participant is participating. (iii) The Borrower agrees that each participant shall be entitled to the benefits of Sections 2.11 and 2.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, (x) a participant shall not be entitled to receive any greater payment under Section 2.11 or 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after such participant acquired the participation or unless the sale of the participation to such participant is made with the Borrower’s prior written consent (not to be unreasonably withheld, delayed, or conditioned), and (y) a participant shall not be entitled to the benefits of Section 2.12 unless such participant agrees, for the benefit of the Borrower, to comply with Section 2.12 as though it were a Lender; (it being understood that any documentation required

98 under Section 2.12(c) and (d) shall be delivered to the participating Lender). To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though such participant were a Lender, provided such participant agrees to be subject to Section 10.9 as though it were a Lender. Section 10.3 Costs and Expenses. Any action taken by any Loan Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of any Secured Party, shall be at the expense of such Loan Party, and no Secured Party shall be required under any Loan Document to reimburse any Group Member therefor except as expressly provided therein. In addition, the Loan Parties agree to pay or reimburse upon demand (a) the Administrative Agent and the Lenders for all reasonable out-of-pocket costs and expenses incurred by it in connection with the preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including the reasonable fees, charges and disbursements of legal counsel to each of the Administrative Agent and the Lenders, fees, costs and expenses incurred in connection with Intralinks® or any other Platform and allocated to the Facility by the Administrative Agent in its sole discretion and (b) each of the Administrative Agent and each Lender for all costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “workout”, (ii) the enforcement of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or Insolvency Proceeding) related to any Group Member, Loan Document, Obligation or Transaction (or the response to and preparation for any subpoena or request for document production relating thereto), including fees and disbursements of counsel. Section 10.4 Indemnities. (a) The Borrower agrees to indemnify, hold harmless and defend the Administrative Agent, each Lender, and each other Indemnitee from and against all Indemnified Liabilities that may be imposed on, incurred by or asserted against any such Indemnitee in any matter relating to or arising out of, in connection with or as a result of (i) any Loan Document, any Obligation (or the repayment thereof), the use or intended use of the proceeds of any Loan or (ii) any investigation, litigation or other proceeding, whether or not any such Indemnitee or any of its Related Persons is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise, relating to any item referred to in clause (i) above (collectively, the “Indemnified Matters”); provided, however, that the Borrower shall not have any liability under this Section 10.4 to any Indemnitee with respect to any Indemnified Matter to the extent such liability has resulted from (i) the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction in a final non appealable judgment or order, (ii) a material breach of the terms of this Agreement by such Indemnitee as determined in a final non- appealable judgment or order, or (iii) any proceeding between or among Indemnitees that does not involve an act or omission by the Borrower; provided that neither of the exceptions in sub-clause (ii) or (iii) shall apply to the Administrative Agent (and its Related Persons), acting in its capacity

99 as such. This Section 10.4 shall not apply with respect to Taxes, other than any Taxes that solely represent losses, claims, damages, liabilities, obligations, penalties, actions, judgments, suits, costs, expenses or disbursements arising for any non-Tax claim. Without limiting the foregoing, “Indemnified Matters” includes all Environmental Claims, including those arising from, or otherwise involving, any property of any Group Member or any actual, alleged or prospective damage to property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property or natural resource or any property on or contiguous to any real property of any Group Member, whether or not, with respect to any such Environmental Claims, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to any Group Member or the owner, lessee or operator of any property of any Group Member through any foreclosure action, in each case except to the extent such Environmental Claims (i) are incurred solely following foreclosure by any Secured Party or following any Secured Party having become the successor in interest to the Borrower and (ii) are attributable to acts of such Indemnitee. Section 10.5 Survival. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Loan. Any indemnification or other protection provided to any Indemnitee pursuant to any Loan Document (including pursuant to Section 2.11 (Increased Costs; Capital Requirements), Section 2.12 (Taxes), Article IX (The Administrative Agent), Section 10.3 (Costs and Expenses), Section 10.4 (Indemnities), and Section 10.5) shall (a) survive: (i) the termination of the Commitments and the payment in full of other Obligations under the Loan Documents, (ii) the termination of this Agreement and the other Loan Documents, and (ii) the resignation or replacement of the Administrative Agent and (b) inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns. Section 10.6 Limitation of Liability for Certain Damages. In no event shall any party to any Loan Document be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). Each party to any Loan Document hereby waives, releases and agrees (and the Borrower shall cause each other Group Member to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor. Notwithstanding the foregoing, nothing contained in this Section 10.6 shall limit the Borrower’s indemnification obligations set forth in Section 10.4 to the extent such special, exemplary, punitive or consequential damages are included in any third party claim in connection with which such indemnitee is otherwise entitled to indemnification hereunder. Section 10.7 Debtor-Creditor Relationship. The relationship between the Lenders and the Administrative Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of debtor and creditor. No Secured Party has any fiduciary relationship or duty to any Loan Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Loan Parties by virtue of, any Loan Document or any transaction contemplated therein. Section 10.8 Right of Setoff. Each of the Administrative Agent, each Lender and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice

100 or demand (each of which is hereby waived by the Borrower), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by the Administrative Agent, such Lender or any of their respective Affiliates to or for the credit or the account of the Borrower against any Obligation of the Borrower now or hereafter existing under any Loan Document, whether or not any demand was made under any Loan Document with respect to such Obligation. Each of the Administrative Agent and each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by the Administrative Agent, such Lender or any of either of their Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 10.8 are in addition to any other rights and remedies (including other rights of setoff) that the Administrative Agent, the Lenders and their Affiliates and other Secured Parties may have. Section 10.9 Sharing of Payments, etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Group Member (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) other than pursuant to Sections 2.11 (Increased Costs; Capital Requirements), 2.12 (Taxes) and 2.13 (Substitution of Lenders) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, the Administrative Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Secured Parties such participations in their Obligations as necessary for such Lender to share such excess payment with such Secured Parties to ensure such payment is applied as though it had been received by the Administrative Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrower, applied to repay the Obligations in accordance herewith); provided, however, that (a) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and (b) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Section 10.10 Marshaling; Payments Set Aside. (a) Each Loan Party expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Administrative Agent or any Lender to marshal assets or to proceed against any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Loan Party. It is agreed among each Loan Party, Administrative Agent and each Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Article X and such waivers, Administrative Agent and each Lender would decline to enter into this Agreement.

101 (b) No Secured Party shall be under any obligation to marshal any property in favor of any Loan Party or any other party or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from a Loan Party, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. Section 10.11 Notices. (a) Addresses. All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement or under any other Loan Document shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and (i) addressed to (A) if to the Borrower or any other Loan Party, to the applicable address set forth on Schedule II hereto, (B) if to the Administrative Agent, to Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention: Alec Winchel, E-mail: awinchel@wilmingtontrust.com, with a copy (which shall not constitute notice) to Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, Attention: Gregg Bateman, Email: bateman@sewkis.com, and with a copy (which shall not constitute notice) to Vinson & Elkins LLP, 2001 Ross Ave., Suite 3900, Dallas, Texas 75201, Attention: Michael E. Bielby, E- Mail: mbielby@velaw.com, (C) if to the Initial Lenders, to each such Initial Lender at its address specified opposite its name on Schedule II or on its signature pages hereto, and (D) otherwise to the party to be notified at its address specified opposite its name on Schedule II or on the signature page of any applicable Assignment, or (ii) addressed to such other address as shall be notified in writing (A) in the case of the Borrower and the other Loan Parties, the Administrative Agent, and (B) in the case of all other parties, to the Borrower and the Administrative Agent. (b) Effectiveness. All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, and (iii) if delivered by e-mail, upon sender’s receipt from recipient of confirmation of proper transmission; provided, however, that no communications to the Administrative Agent pursuant to Article II or Article IX shall be effective until received by the Administrative Agent. Section 10.12 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

102 Section 10.13 Jurisdiction. (a) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document may be brought in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party thereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties to any Loan Document hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. (b) Service of Process. Each party to any Loan Document hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such party specified in Section 10.11 (and shall be effective when such mailing shall be effective, as provided therein). Each party to any Loan Document agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Nonexclusive Jurisdiction. Nothing contained in this Section 10.13 shall affect the right of any party to any Loan Document to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any other party to any Loan Document in any other jurisdiction. Section 10.14 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL

103 WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.14 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH PARTY TO ANY LOAN DOCUMENT (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.14. Section 10.15 Severability. Any provision of any Loan Document being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of any Loan Document or any part of such provision in any other jurisdiction. Section 10.16 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by electronic transmission or by email with a .PDF attachment shall be as effective as delivery of a manually executed counterpart hereof. Section 10.17 Entire Agreement. The Loan Documents embody the entire agreement of the parties and supersede all prior agreements and understandings relating to the subject matter thereof and any prior letter of interest and similar agreements involving any Loan Party and any of the Administrative Agent or any Lender or any of their respective Affiliates relating to the transactions contemplated hereby. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern (unless such terms of such other Loan Documents are necessary to comply with applicable Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith). Section 10.18 Use of Name. Each Loan Party agrees, and shall cause each other Group Member to agree, that it shall not, and none of its Affiliates shall, issue any press release or other public disclosure (other than any document filed with any Governmental Authority relating to a public offering of the Securities of any Group Member) using the name, logo or otherwise referring to the Initial Lenders or of any of their Affiliates, the Loan Documents or any transaction contemplated therein to which the Secured Parties are party without at least 2 Business Days’ prior notice to the Initial Lenders, and without the prior written consent of the Initial Lenders, except to the extent required to do so under applicable Requirements of Law and then, only after consulting with the Initial Lenders prior thereto (to the extent permissible under applicable Requirements of Law).

104 Section 10.19 Non-Public Information; Confidentiality. (a) Each Lender and the Administrative Agent acknowledges and agrees that it may receive material non public information hereunder concerning the Borrower and its Affiliates and Securities and agrees to use such information in compliance with all relevant policies, procedures and Contractual Obligations and applicable Requirements of Laws (including United States federal and state security laws and regulations). (b) Each Lender and the Administrative Agent agrees to use all commercially reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of all non-public information obtained by it pursuant to any Loan Document and designated in writing by any Group Member as non-public, except that such information may be disclosed (i) with the Borrower’s written consent, (ii) to the Administrative Agent, any Lender, any Affiliate of any Lender, any Approved Fund of any Lender, and to any of their respective lenders, other financing sources, managed accounts, and rating agencies, and to the respective officers, directors, partners, members, investors, employees, legal counsel, auditors, accountants, and other advisors, experts, or agents of each of the foregoing, in each case on a confidential basis (and to other Persons authorized by a Lender or the Administrative Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.19), (iii) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non confidential basis from a source other than any Group Member, (iv) disclosures made pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case such Person agrees to inform the Borrower promptly thereof to the extent not prohibited by law), (v) to the extent necessary or customary for inclusion in league table measurements or in any tombstone or other advertising materials (and the Group Members consent to the publication of such tombstone or other advertising materials by the Administrative Agent, any Lender or any of their Related Persons), subject to the Borrower’s prior written approval (not to be unreasonably withheld, conditioned or delayed) in the case of any such tombstone or other advertising materials, (vi) upon the request or demand of any regulatory or quasi-regulatory authority (including the NAIC) purporting to have jurisdiction over such Person or any of its Affiliates, (vii) to any current, potential or prospective assignee, transferee, SPV or participant, in each case in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to any Loan Party and its obligations (provided, such assignees, transferees, participants, counterparties and advisors are advised of and agree to be bound by either the provisions of this Section 10.19 or other substantially similar confidentiality restrictions), (viii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (ix) disclosure on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans. Notwithstanding anything above, the Lenders and/or any Affiliate thereof may disclose: (A) the type of business in which the Loan Parties are engaged; (B) any agent, arranger or similar title; (C) the name of issuer, class, percentage of class, interest rate, maturity, amortized cost and fair value of any Loans held by such Lender and or any Affiliate under this Agreement and the amount of such Loans; and (D) the relationship of such Lender and its Affiliates to the Loan Parties in respect of this Agreement;

105 provided that no such disclosure shall include, or in any way describe, the sales or earnings results or projections of the Loan Parties (except in connection with general statistical summaries or analyses of the portfolio investments that do not specify or identify any of the Loan Parties), or any terms of any other contracts to which any Loan Party is a party or any counterparty thereto and the terms of such contracts. Notwithstanding the foregoing, on or after the Closing Date, each Initial Lender may, at its own expense issue news releases and publish “tombstone” advertisements and other announcements relating to this transaction in newspapers, trade journals and other appropriate media (which may include use of logos of one or more of the Loan Parties) (collectively, “Trade Announcements”). No Lender or Loan Party shall (a) issue any Trade Announcement, (b) use or reference in advertising, publicity, or otherwise the name of any Lender or any of their respective Affiliates, partners, or employees, or (c) represent that any product or any service provided has been approved or endorsed by any Lender, or any of their respective Affiliates, except (i) disclosures required by applicable law, regulation, legal process or the rules of the Securities and Exchange Commission or (ii) with the prior approval of such Lender. Notwithstanding the foregoing, with respect to any Lender that is an investment company subject to the reporting requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, such Lender may identify the Loan Parties, their industry, the type of Loans and Commitments held by such Lender, the value (and valuation methodology) of such Lender’s holdings in the Loan Parties and other required information in accordance with its Securities Exchange Act of 1934 and/or Investment Company Act of 1940 reporting practices. Section 10.20 Patriot Act Notice. Each Lender subject to the USA PATRIOT Act hereby notifies the Loan Parties that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies each Loan Party, including the name and address of each Loan Party and other information allowing such Lender to identify each Loan Party in accordance with such act. Section 10.21 Electronic Execution of Credit Documents. The words “execution,” “signed,” “signature,” and words of like import in any Credit Document shall in each case be deemed to include electronic signatures, signatures exchanged by electronic transmission, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that any Lender may request, and upon any such request the Credit Parties shall be obligated to provide, manually executed “wet ink” signatures to any Credit Document. [Signature Pages Follow]

Signature Page to Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. APA GENERATION HOLDINGS, LLC, as the Borrower By: Altus Power, LLC, its sole member By: /s/ Gregg Felton Name: Gregg Felton Title: Co-Chief Executive Officer

Signature Page to Credit Agreement WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Alec Winchel Name: Alec Winchel Title: Assistant Vice President

Signature Page to Credit Agreement LENDERS: BROAD STREET CREDIT HOLDINGS, LLC, as a Lender By: /s/ Vikas Agrawal Name: Vikas Agrawal Title: Vice President Notice Address: 200 West Street New York, NY 10282 Attention: Vikas Agrawal Email: vikas.agrawal@gs.com With a copy (which shall not constitute notice) to: Vinson & Elkins LLP 2001 Ross Avenue Suite 3900 Dallas, Texas 75201 Attention: Michael E. Bielby Email: mbielby@velaw.com

Signature Page to Credit Agreement CPPIB CREDIT INVESTMENTS III INC., as a Lender By: /s/ Geoffrey Souter Name: Geoffrey Souter Title: Authorized Signatory CPPIB CREDIT INVESTMENTS III INC., as a Lender By: /s/ Paul Shopiro Name: Paul Shopiro Title: Authorized Signatory Notice Address: One Queen Street East, Suite 2500 Toronto, Ontario M5C 2W5 Attention: Paul Shopiro Email: pshopiro@cppib.com With a copy (which shall not constitute notice) to: Vinson & Elkins LLP 2001 Ross Avenue Suite 3900 Dallas, Texas 75201 Attention: Michael E. Bielby Email: mbielby@velaw.com

SCHEDULE I SCHEDULE I Loans Initial Lender Initial Term Loan Commitment Pro Rata Share Broad Street Credit Holdings, LLC $25,000,000.00 25.00000000% CPPIB Credit Investments III Inc. $75,000,000.00 75.00000000% Total: $100,000,000.00 100.00000000%

SCHEDULE II SCHEDULE II-ADDRESSES FOR NOTICES The notice addresses listed on the Initial Lender signature pages hereto are hereby incorporated by reference. Borrower or any other Loan Party: APA Generation Holdings, LLC 2200 Atlantic Street, Sixth Floor Stamford, CT 06902 Attention: Gregg Felton, Lars Norell Email: gregg.felton@altuspower.com, lars.norell@altuspower.com, legal@altuspower.com, operations@altuspower.com with a copy (which shall not constitute notice) to: Cozen O’Connor One Liberty Place 1650 Market Street Suite 2800 Philadelphia, PA 19103 Attention: David Kirchblum; Katheryn Gettman Email: dkirchblum@cozen.com; kgettman@cozen.com